                                                                    Confidential


                               PROJECT SEQUOIA

                               Report to the Special Committee

                               July 18, 2001




                               LEHMAN BROTHERS

Table of Contents
--------------------------------------------------------------------------------

IV. Updated Valuation Analysis
    o Valuation Summary
    o Management's Business Plan
      -- Equity Research Analyst Price Targets
      -- Comparable Company Analysis
      -- Capitalization Rate Analysis
      -- Discounted Cash Flow Analysis
      -- Comparable Transactions Analysis
    o Strategic Alternatives
      -- Public-to-Public Mergers
    o Acquisition of SHU
    o Acquisition of SSS
    o Sale to PSA
    o Sale to SHU
      -- Sale to Cactus

--------------------------------------------------------------------------------
D. Appendices

Valuation Summary
--------------------------------------------------------------------------------

         Valuation Ranges Based on Different Scenarios and Methodologies

                                             June 25 Report           10.0% Case           4.4% Case            -2.4% Case
                                             ---------------       ---------------      ---------------       ---------------
Management's Business Plan

Equity Research Analyst Price Targets        $33.00 - $36.00       $33.00 - $36.50      $33.00 - $36.50       $33.00 - $36.50

Comparable Company Analysis
  With Cactus                                $32.00 - $38.50       $32.50 - $39.00      $30.00 - $36.00       $28.50 - $34.00
  Without Cactus                             $34.50 - $41.50       $35.00 - $42.00      $32.50 - $38.50       $30.50 - $36.50

Capitalization Rate Analysis                 $37.00 - $43.00       $35.00 - $41.00      $35.00 - $40.00       $34.50 - $39.50

Discounted Cash Flow Analysis
  Unlevered                                  $35.50 - $40.50       $36.00 - $41.00      $29.50 - $34.00       $22.00 - $26.00
  5-Year Dividend Discount Model             $38.50 - $41.00       $38.00 - $41.00      $32.00 - $34.50       $25.50 - $27.00
  10-Year Dividend Discount Model            $41.50 - $47.00       $41.00 - $47.00      $30.00 - $34.00       $19.50 - $21.50

Comparable Transactions Analysis             $38.50 - $42.00       $38.50 - $41.50      $38.50 - $41.50       $38.50 - $41.50

Strategic Alternatives

Public-to-Public Mergers
  Acquisition of SHU                         $34.00 - $36.00       $34.00 - $35.50      $32.50 - $34.00       $31.50 - $33.00
  Acquisition of SSS                         $36.00 - $38.00       $36.50 - $38.00      $34.50 - $36.00       $32.50 - $34.00

  Sale to PSA                                $38.00 - $41.00       $40.00 - $44.00      $37.50 - $41.50       $35.50 - $39.50
  Sale to SHU                                $34.00 - $36.00       $36.00 - $38.00      $36.00 - $38.00       $34.00 - $36.00

Sale to Cactus                               $36.50 - $40.50       $36.50 - $40.50      $32.00 - $38.00       $28.00 - $36.00
  Dollar Cost Averaging Analysis             $36.00 - $45.00       $32.00 - $46.50      $32.00 - $46.50       $32.00 - $46.50

LEHMAN BROTHERS

Valuation Summary
--------------------------------------------------------------------------------

Overview of Management's Assumptions for Modeling Scenarios(1)

                   Scenarios: FFO Per Share CAGRs (2001-2005)

                                                         10.0% Case       4.4% Case       -2.4% Case
                                                         ----------       ---------       ----------
Average Annual Same-Store Revenue Growth                    4.70%           2.50%            0.00%
Average Annual Property Expense Growth                      3.00%           4.00%            5.00%
Average Annual Same-Store NOI Growth(2)                     5.01%           1.88%           -1.77%

Revenue Growth on Acquisitions(3)                           5.50%           2.50%            0.00%
Average Annual Acquisition Volume (2002-2005)             $21.8mm         $25.8mm          $25.8mm
Cap Rate on Acquisitions                                    9.50%           9.25%            9.25%

Average Annual Development Volume (2002-2005)               $20mm           $20mm            $20mm

Average Annual G&A Salary Growth                            5.00%           3.00%            3.00%
Average Annual G&A Other Growth                             3.00%           3.00%            3.00%

Average Annual Increase in Interest Rates                   44bps           94bps            94bps
Long-Term Debt Increase                                    $100mm          $100mm           $100mm
New Long-Term Debt Interest Rate (2002)                     7.90%           8.20%            8.50%
Line of Credit (at 12/31/2005)                               $2mm           $37mm            $48mm

Stock Buyback Volume                                        $20mm             -                -

Dividend Per Share CAGR (2001-2005)                         9.10%           3.00%           -2.40%

------
(1) Management also provided scenarios which resulted in 7.5% and 5.0% FFO per share CAGRs from 2002 to 2005. The scenarios summarized above are believed to provide appropriate boundaries for valuation purposes.
(2) Average Annual Same-Store NOI growth for stabilized properties.
(3) Expense growth for acquisitions is the same as the Average Annual Property Expense growth rates in each of the three cases above.

LEHMAN BROTHERS

Valuation Summary
--------------------------------------------------------------------------------

 Overview of Changes to Significant Modeling Assumptions for Valuation Analysis

                          Revised Modeling Assumptions

                    Current        20-Day
                    Price(1)    Average Price      NAV       2001 FFO    2002 FFO    2001 AFFO    2002 AFFO
                    --------    -------------      ---       --------    --------    ---------    ---------
Sequoia              $35.38        $35.87         $36.50
  10.0% Case                                                   $3.73       $4.08       $3.48        $3.83
  4.4% Case                                                    $3.73       $3.78       $3.48        $3.53
  -2.4% Case                                                   $3.74       $3.55       $3.49        $3.30

PSA                  $29.35        $29.66         $27.75       $2.85       $3.08       $2.71        $2.92
SHU                  $29.40        $29.51         $32.50       $2.96       $3.27       $2.72        $3.02
SSS                  $25.68        $26.73         $26.75       $3.00       $3.19       $2.77        $2.95

Cactus(2)            $21.48        $21.36         $26.25       $2.62       $2.91       $2.29        $2.56


                       June 25 Report Modeling Assumptions

                   Current        20-Day
                   Price(1)    Average Price      NAV       2001 FFO    2002 FFO    2001 AFFO    2002 AFFO
                   --------    -------------      ---       --------    --------    ---------    ---------
Sequoia             $36.04        $34.65         $36.50       $3.77       $4.12       $3.52        $3.87
PSA                 $28.80        $27.77         $27.75       $2.85       $3.08       $2.71        $2.92
SHU                 $29.05        $27.79         $32.00       $2.96       $3.27       $2.72        $3.02
SSS                 $25.76        $25.03         $26.75       $3.00       $3.19       $2.77        $2.95

Cactus(2)           $21.49        $21.10         $25.50       $2.62       $2.91       $2.29        $2.56

o Unless otherwise indicated, all sources of information and valuation methodologies are as described in the Lehman Brothers Report to the Special Committee of June 25, 2001

o Since June 2001, Green Street has increased Cactus's NAV to $26.25 from $25.50 and SHU's NAV estimate to $32.50 from $32.00

o Since June 2001, 1-month LIBOR has decreased from 3.97% to 3.83% and the 7-year Treasury yield has decreased from 5.09% to 4.97%

------
(1) As of July 12, 2001 for revised modeling assumptions; June 13, 2001 for June 25 Report modeling assumptions.
(2) EBDADT and AEBDADT estimates for Cactus.

LEHMAN BROTHERS

Management's Business Plan - Equity Research Analyst Price Targets
--------------------------------------------------------------------------------

Sequoia Value Range: o $33.00 to $36.50
Methodology:         o Value range derived using equity research analyst
                       12-month price targets

--------------------------------------------------------------------------------
                     Price Targets and Estimates for Sequoia

                              12-month                                   2001     2002       2001      2002        Last   Updated
Firm                         Price Target  NAV(1)   Recommendation(1)   FFO(2)   FFO(2)     AFFO(1)   AFFO(1)    FFO(2)   Other(1)
----                         ------------  ------   -----------------  -------  --------   --------  --------    ------   --------
Green Street Advisors         $36.44       $36.50          Hold         $3.76    $4.11      $3.55     $3.88      7/1/2001 7/1/2001
A.G. Edwards & Sons             N/A          N/A           N/A           3.74     4.07        N/A       N/A     4/27/2001    N/A
Goldman Sachs                   N/A         33.00          N/A           3.74     4.10        N/A       N/A      6/6/2001    N/A
Legg Mason                     33.00        35.00          Buy           3.74     4.08        N/A       N/A     4/27/2001 10/27/2000
Merrill Lynch                   N/A         37.94     LT Accumulate      3.75     4.08       3.53      3.85      6/1/2001 4/30/2001
Morgan Keegan                   N/A          N/A      Market Perform     3.85      N/A        N/A       N/A     1/12/2001 1/12/2001
Morgan Stanley Dean Witter     N/A(3)        N/A         Neutral         3.70     4.01        N/A       N/A     4/27/2001 4/27/2001
Robertson Stephens             33.00        36.10    Market Performer    3.73     4.09        N/A       N/A     5/21/2001 4/26/2001
Salomon Smith Barney           36.00        37.66   Neutral, Med. Risk   3.75     4.07        N/A       N/A     4/30/2001 4/30/2001
--------------------           -----        -----   ------------------   ----     ----        ---       ---     --------- ---------

Average                       $34.61       $36.03                       $3.75    $4.08      $3.54     $3.87
Median                        $34.50       $36.30                       $3.74    $4.08      $3.54     $3.87

First Call Average                                                      $3.74    $4.07

Sequoia's Estimates
 (June 25 Report)                          $40.60                       $3.77    $4.12      $3.52     $3.87     3/31/2001 3/31/2001

Sequoia's Estimates
 (Current Scenarios)
  10.0% Case                               $41.44                       $3.73    $4.08      $3.48     $3.83     7/10/2001 7/10/2001
  4.4% Case                                $41.44                       $3.73    $3.78      $3.48     $3.53     7/10/2001 7/10/2001
  -2.4% Case                               $41.44                       $3.74    $3.55      $3.49     $3.30     7/10/2001 7/10/2001

------
(1) AFFO per share estimates, NAV estimates and recommendations are based on the latest available published research reports as of July 12, 2001.
(2) Reported by First Call as of July 12, 2001.
(3) Morgan Stanley Equity Research reports "N/A" for current price target as of 4/27/01; its price target as of April 2001 was $32.00 per share.

LEHMAN BROTHERS

Management's Business Plan - Comparable Company Analysis
--------------------------------------------------------------------------------

             FFO and AFFO Multiples - Property Sector Comparison(1)

                                                  AFFO - FFO   Multiple Gap as %
                  FFO Multiple   AFFO Multiple   Multiple Gap   of AFFO Multiple
Sector             2001  2002     2001   2002    2001   2002      2001    2002
------             ----  ----     ----   ----    ----   ----      ----    ----
Apartments        10.0x  9.2x    11.6x  10.6x    1.6x   1.4x     13.9%   13.3%
Industrial         9.3x  8.5x    12.1x  10.8x    2.7x   2.3x     22.6%   21.7%
Office             8.9x  8.1x    11.6x  10.4x    2.7x   2.3x     23.1%   22.1%
Regional Malls     7.9x  7.3x    10.3x   9.5x    2.4x   2.2x     23.5%   23.4%
Shopping Centers   8.7x  8.1x    11.2x  10.4x    2.6x   2.3x     22.8%   22.4%

Average(3)         9.0x  8.3x    11.4x  10.4x    2.4x   2.1x     21.1%   20.5%

Self-Storage
 Sector(4)         9.6x  8.8x    10.2x   9.4x    0.7x   0.6x      6.5%    6.5%
Sequoia            9.4x  8.6x    10.0x   9.1x    0.6x   0.5x      5.6%    5.6%

                                  FFO                             AFFO
                     ------------------------------   -------------------------------
                     Per                              Per
                     Share    Growth  Multiple to     Share    Growth   Multiple to
Sector               00-01    01-02  Growth Rate(2)   00-01    01-02   Growth Rate(2)
------               -----    -----  --------------   -----    -----   --------------
Apartments            6.0%     8.6%     1.68x          6.0%     9.4%       1.94x
Industrial            8.0%     9.8%     1.16x          7.8%    11.0%       1.55x
Office                8.4%     9.5%     1.06x          5.8%    11.0%       2.00x
Regional Malls        7.5%     8.0%     1.05x          7.7%     8.1%       1.34x
Shopping Centers      6.6%     6.6%     1.31x          5.0%     6.9%       2.24x

Average(3)            7.3%     8.5%     1.25x          6.5%     9.3%       1.82x

Self-Storage
 Sector(4)            8.2%     8.5%     1.16x          8.3%     8.6%       1.23x
Sequoia               9.6%     9.3%     0.98x          9.6%     9.3%       1.04x

------
(1) Based on stock prices as of July 12, 2001 and FFO and AFFO estimates from Green Street Advisors as of July 12, 2001.
(2) 2001 FFO/AFFO multiple divided by estimated 2000-2001 FFO/AFFO per share growth rate, multiplied by 0.01.
(3) Simple average, excluding self-storage sector.
(4) Self-storage sector includes Sequoia, PSA, SHU and SSS.

LEHMAN BROTHERS

Management's Business Plan - Comparable Company Analysis
--------------------------------------------------------------------------------


With Cactus


Sequoia Value Range Based on 2002 Multiples:

  10.0% Case
  ----------
o $32.50 to $39.00

                                                   Current Leverage                            Equalized Leverage(4)
                                          -----------------------------------          -----------------------------------
                                          FFO Multiple          AFFO Multiple          FFO Multiple          AFFO Multiple
                                          2001    2002          2001     2002          2001    2002          2001     2002
                                          ----    ----          ----     ----          ----    ----          ----     ----
Peer Multiples(1)         Min             8.6x    8.1x           9.3x     8.7x         8.5x    8.0x           9.2x    8.6x
                          Max            10.3x    9.5x          10.8x    10.1x         9.8x    8.9x          10.6x    9.5x
                                          FFO Per Share         AFFO Per Share         FFO Per Share        AFFO Per Share
                                          2001     2002         2001     2002          2001    2002          2001    2002
                                          ----     ----         ----     ----          ----    ----          ----    ----
Sequoia's Estimates                      $3.73    $4.08         $3.48   $3.83         $3.73    $4.08         $3.48   $3.83
Implied Value             Low           $31.93   $32.84        $32.26  $33.34        $31.66   $32.53        $32.03  $33.07
                          High          $38.41   $38.88        $37.69  $38.50        $36.48   $36.38        $37.01  $36.39

  4.4% Case
  ---------
o $30.00 to $36.00

                                         FFO Per Share          AFFO Per Share         FFO Per Share         AFFO Per Share
                                         2001     2002          2001     2002          2001    2002          2001     2002
                                         ----     ----          ----     ----          ----    ----          ----     ----
Sequoia's Estimates                      $3.73   $3.78         $3.48    $3.53         $3.73   $3.78         $3.48    $3.53
Implied Value             Low           $31.93  $30.43        $32.26   $30.73        $31.66  $30.14        $32.03   $30.48
                          High          $38.41  $36.02        $37.69   $35.48        $36.48  $33.71        $37.01   $33.54

  -2.4% Case
  ----------
o $28.50 to $34.00

                                         FFO Per Share          AFFO Per Share         FFO Per Share         AFFO Per Share
                                         2001     2002          2001     2002          2001    2002          2001     2002
                                         ----     ----          ----     ----          ----    ----          ----     ----
Sequoia's Estimates                      $3.74   $3.55         $3.49    $3.30         $3.74   $3.55         $3.49    $3.30
Implied Value             Low           $32.01  $28.58        $32.35   $28.73        $31.74  $28.31        $32.13   $28.49
                          High          $38.52  $33.83        $37.80   $33.17        $36.58  $31.66        $37.12   $31.36

------
(1) Current trading multiples of PSA, SHU and SSS, based on stock prices as of July 12, 2001.

LEHMAN BROTHERS

Management's Business Plan - Comparable Company Analysis
--------------------------------------------------------------------------------

Without Cactus


Sequoia Value Range  o  10.0% Case  $35.00 to $42.00
Based on 2002        o  4.4% Case   $32.50 to $38.50
Multiples:           o  -2.4% Case  $30.50 to $36.50

Methodology:         o  Assumes Cactus has fully liquidated its ownership
                        position in Sequoia

                     o  Value range derived by applying Archstone's share price outperformance over its peers since Cactus's disposition
                        of its stake, to the value range derived assuming Cactus
                        remains a 43.5% owner of Sequoia's equity (page IV-6)
Significant
Assumptions:         o  Archstone's share price performance calculated from
                        February 23, 2001, when Cactus announced the sale of its stake in Archstone, through May 3, 2001, one day before Archstone's announcement of its acquisition of Charles E. Smith Residential

                        - 7.5% outperformance versus comparable multifamily
                          REITs

Management's Business Plan - Capitalization Rate Analysis
--------------------------------------------------------------------------------

  Methodology:       o Value range derived based on a range of capitalization
                       rates from 9.50% to 10.50% applied to Sequoia's projected real estate NOI less recurring capital expenditures for the 12-month period ended March 31, 2002
                       ---------------------------------------------------------

  Sequoia
  Value Range:                                                         (In Thousands, Except Per Share and Per Unit Data)
   10.0% Case        Capitalization Rate                       9.50%         9.75%          10.00%        10.25%        10.50%
   ----------                                              ----------------------------------------------------------------------

o $35.00 to $41.00   Valuation of Mature
                       Owned Properties(1)                   $1,745,426    $1,700,672     $1,658,155    $1,617,712    $1,579,195
                     Valuation of Management
                       and Service Income(2)                     10,566        10,566         10,566        10,566        10,566
                     Add Other Assets(3)                        514,094       514,094        514,094       514,094       514,094
                     Subtract:
                       Debt                                   ($877,078)    ($877,078)     ($877,078)    ($877,078)    ($877,078)
                       Other Liabilities(4)                     (61,301)      (61,301)       (61,301)      (61,301)      (61,301)
                       Share of JV Debt(5)                      (27,384)      (27,384)       (27,384)      (27,384)      (27,384)
                       Preferred Units                          (65,000)      (65,000)       (65,000)      (65,000)      (65,000)
                                                           ----------------------------------------------------------------------
                     Net Asset Value                         $1,239,323    $1,194,569     $1,152,052    $1,111,609    $1,073,092
                     Net Asset Value Per Share                   $40.70        $39.23         $37.84        $36.51        $35.24
 -----------------------------------------------------------------------------------------------------------------------------------
  4.4% Case          Capitalization Rate                       9.50%         9.75%          10.00%        10.25%        10.50%
  ---------                                                ----------------------------------------------------------------------
o $35.00 to $40.00   Valuation of Mature
                       Owned Properties(1)                   $1,729,658    $1,685,307     $1,643,175    $1,603,097    $1,564,928
                     Valuation of Management
                       and Service Income(2)                     10,475        10,475         10,475        10,475        10,475
                     Add Other Assets                           514,094       514,094        514,094       514,094       514,094
                     Subtract Debt and Preferred Units       (1,030,763)   (1,030,763)    (1,030,763)   (1,030,763)   (1,030,763)
                                                           ----------------------------------------------------------------------
                     Net Asset Value                         $1,223,464    $1,179,114     $1,136,981    $1,096,904    $1,058,735
                     Net Asset Value Per Share                   $40.18        $38.73         $37.34        $36.03        $34.77
------------------------------------------------------------------------------------------------------------------------------------
  -2.4% Case         Capitalization Rate                       9.50%         9.75%          10.00%        10.25%        10.50%
  ----------                                             ------------------------------------------------------------------------
o $34.50 to $39.50   Valuation of Mature
                       Owned Properties(1)                   $1,713,484    $1,669,548     $1,627,810    $1,588,107    $1,550,295
                     Valuation of Management
                       and Service Income(2)                     10,367        10,367         10,367        10,367        10,367
                     Add Other Assets                           514,094       514,094        514,094       514,094       514,094
                     Subtract Debt and Preferred Units       (1,030,763)   (1,030,763)    (1,030,763)   (1,030,763)   (1,030,763)
                                                         ------------------------------------------------------------------------
                     Net Asset Value                         $1,207,182    $1,163,247     $1,121,508    $1,081,805    $1,043,993
                     Net Asset Value Per Share                   $39.65        $38.20         $36.83        $35.53        $34.29
------------------------------------------------------------------------------------------------------------------------------------

------
(1) Based on Sequoia's projected 2002 NOI less cost-to-manage from stabilized properties, and $0.25 per square foot of recurring capital expenditures estimated by management.
(2) Based on Sequoia's projected 2002 income from management fees and tenant insurance premiums (management projections), less cost-to-manage of $20,000 per managed/franchised and JV property, valued at a 5x multiple. Excludes joint venture fees from acquisition, development and general contractor services ($165,000 for 1Q2001) which are deemed by management to be non-recurring.
(3) Refer to the following page for details on Other Assets.
(4) Per company's 10-Q; excludes $37 million in deferred gain from contribution of self-storage facilities.
(5) Includes share of debt in Fidelity JV and single-property JVs.

LEHMAN BROTHERS

Management's Business Plan - Capitalization Rate Analysis
--------------------------------------------------------------------------------

                   Capitalization Rate Analysis - Other Assets

      Other Assets
        Cash, Cash Equivalents and Securities                          $1,605
        Recent Acquisitions in Lease-up(1)                             59,755
        Recent Expansions(1)                                           93,846
        Developments in Lease-up(1)                                    82,817
        Construction in Progress(1)                                    55,711
        GECC JV Equity(2)                                              12,054
        Fidelity JV Properties(3)                                      41,250
        Franchise Corp. Equity(4)                                      10,100
        Employee Stock Loans Receivable                                11,301
        Mortgage Notes Receivable                                     110,661
        Other(5)                                                       34,995
                                                                 ------------
        Total Other Assets                                           $514,094


------
(1) Recently acquired and expanded properties in lease-up are accounted for at 100% of cost. Development projects in lease-up and construction in progress are accounted for at 105% of cost.
(2) Based on Company's share of book equity in the Acquisition JV, and its share of equity in the Development JV - valued assuming a 5% premium to the undepreciated asset cost.
(3) Assumes a valuation of $165 million for the Fidelity properties (management's estimate).
(4) Market valuation of Franchise Corp. performed when Company purchased minority interest in January 2001.
(5) Other assets from Company's balance sheet, plus $7mm in corporate PP&E (valued at 25% of undepreciated book value as reported in Sequoia's
    March 31, 2001 10-Q); excludes deferred financing costs.

LEHMAN BROTHERS

Management's Business Plan - Capitalization Rate Analysis
--------------------------------------------------------------------------------

                  Management's NAV Calculation as of 3/31/2001

                                                              (In Thousands, Except Per Share and Per Unit Data)
Capitalization Rate                                   9.25%            9.50%            9.75%         10.00%          10.25%
                                                -------------------------------------------------------------------------------
Valuation of Mature Owned Properties(1)           $1,842,718        $1,794,226      $1,748,220      $1,704,515      $1,662,941
Valuation of Management and Service Income(2)          4,523             4,523           4,523           4,523           4,523
Add:
  Cash, Cash Equivalents and Securities               $1,605            $1,605          $1,605          $1,605          $1,605
  Recent Acquisitions in Lease-up                     59,755            59,755          59,755          59,755          59,755
  Recent Expansions                                   93,846            93,846          93,846          93,846          93,846
  Developments in Lease-up(3)                         90,704            90,704          90,704          90,704          90,704
  Construction in Progress(3)                         61,017            61,017          61,017          61,017          61,017
  GECC JV Equity(4)                                   15,628            15,628          15,628          15,628          15,628
  Fidelity JV Properties                              41,250            41,250          41,250          41,250          41,250
  Franchise Corp. Equity                              10,100            10,100          10,100          10,100          10,100
  Employee Stock Loans Receivable                     11,301            11,301          11,301          11,301          11,301
  Mortgage Notes Receivable                          109,658           109,658         109,658         109,658         109,658
  Other Assets(5)                                     54,153            54,153          54,153          54,153          54,153
Subtract:
  Debt                                             ($877,078)        ($877,078)      ($877,078)      ($877,078)      ($877,078)
  Other Liabilities                                  (61,301)          (61,301)        (61,301)        (61,301)        (61,301)
  Share of JV Debt                                   (28,238)          (28,238)        (28,238)        (28,238)        (28,238)
  Preferred Units                                    (65,000)          (65,000)        (65,000)        (65,000)        (65,000)
                                                -------------------------------------------------------------------------------
Net Asset Value                                   $1,364,641        $1,316,148      $1,270,143      $1,226,437      $1,184,864
Net Asset Value Per Share(6)                          $44.52            $42.94          $41.44          $40.01          $38.66



------
(1) Based on $170 million of adjusted NOI from mature owned properties, after $4 million ($0.17 per square foot) in recurring capital expenditures.
(2) $0.9 million of management fees, valued at a 5x multiple.
(3) Development projects in lease-up and construction in progress are accounted for at 115% of cost.
(4) Valuation of GECC JV equity provided by management.
(5) Other assets from Company's balance sheet, plus corporate PP&E (valued at 100% of undepreciated book value).
(6) Based on 30.65 million shares and units.

LEHMAN BROTHERS

Management's Business Plan - Capitalization Rate Analysis
--------------------------------------------------------------------------------

   Reconciliation of NAV Calculated by Sequoia Management and Lehman Brothers

                (In Thousands Except Per Share and Per Unit Data)


                                                         Sequoia Lehman
                                                           Management       Brothers       Difference             Comments
                                                         ---------------  --------------  -------------  ---------------------------
Property NOI Cap Rate                                             9.75%           9.75%
Management and Service Income Cap Rate                           20.00%          20.00%

NOI from Mature Owned Properties Less Cost-to-Manage           $173,883        $172,631        ($1,252)  1Q '01 annualized  /
                                                                                                         Sequoia model
Share of NOI from Parklawn and Clarendon JV Assets                  699             684            (15)   May '01  /  March '01
Recurring Capital Expenditures                                   (4,131)         (7,500)        (3,369)  $0.17 PSF / $0.25 PSF
                                                         ---------------  --------------  -------------
  Adjusted Property NOI                                        $170,451        $165,815        ($4,636)

Management and Service Income                                      $905          $2,113         $1,209   LB includes tenant ins.
                                                                                                         income

Valuation of Mature Owned Properties                         $1,748,220      $1,700,672       ($47,548)
Valuation of Management and Service Income                        4,523          10,566          6,043
                                                         ---------------  --------------  -------------
    Total                                                    $1,752,743      $1,711,237       ($41,506)

Add:      Cash, Cash Equivalents and Securities                  $1,605          $1,605
          Recent Acquisitions in Lease-up                        59,755          59,755
          Recent Expansions                                      93,846          93,846
          Developments in Lease-up                               90,704          82,817        ($7,887)  15% premium  /  5% premium
          Construction in Progress                               61,017          55,711         (5,306)  15% premium  /  5% premium
          GECC JV Equity                                         15,628          12,054         (3,574)  15% premium  /  5% premium
          Fidelity JV Properties                                 41,250          41,250
          Franchise Corp. Equity                                 10,100          10,100
          Employee Stock Loans Receivable                        11,301          11,301
          Mortgage Notes Receivable                             109,658         110,661          1,003   May '01  /  March '01
          Other Assets                                           54,153          34,995        (19,158)  100% of b.v.  /  25% of
                                                                                                          b.v. for FF&E

Subtract: Debt                                                ($877,078)      ($877,078)
          Other Liabilities                                     (61,301)        (61,301)
          Share of JV Debt:
            Fidelity JV                                         (23,821)        (22,942)           879   May '01  /  March '01
            Parklawn and Clarendon                               (4,417)         (4,442)           (25)  May '01  /  March '01
          Preferred Units                                       (65,000)        (65,000)

          Net Asset Value                                    $1,270,143      $1,194,569       ($75,574)
            Total Shares and Units                               30,650          30,448           (202)  May '01  /  March '01
          Net Asset Value Per Share                              $41.44          $39.23         ($2.21)


LEHMAN BROTHERS

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

Unlevered Discounted Cash Flow Analysis

Methodology:          o Valuation as an independent public company, based on
                        Sequoia's projections from July 1, 2001 through December 31, 2005

                      o Value range derived by subtracting Sequoia's debt, other liabilities and preferred stock from the range of total enterprise values calculated using the discounted cash flow analysis described on page D-5


Sequoia Value Range     10.0% Case                                                        Discount Rate
and Sensitivity         ----------
Analysis:             o $36.00 to $41.00                               10.50%     11.00%     11.50%     12.00%      12.50%
                                                                       ---------------------------------------------------
                                                              8.5x     $37.56     $36.36     $35.18     $34.03      $32.91

                                               Terminal       9.0x     $39.33     $38.10     $36.89     $35.71      $34.55

                                                  FFO         9.5x     $41.11     $39.84     $38.60     $37.38      $36.19

                                              Multiple(1)     10.0x    $42.89     $41.58     $40.30     $39.05      $37.83
                                                                       ---------------------------------------------------


                        4.4% Case                                                         Discount Rate
                        ---------
                      o $29.50 to $34.00                               10.50%     11.00%     11.50%     12.00%      12.50%
                                                                       ---------------------------------------------------
                                                             8.5x      $30.85     $29.78     $28.72     $27.69      $26.68

                                              Terminal       9.0x      $32.32     $31.21     $30.13     $29.07      $28.04

                                                 FFO         9.5x      $33.79     $32.65     $31.54     $30.45      $29.39

                                             Multiple(1)     10.0x     $35.26     $34.09     $32.95     $31.83      $30.74
                                                                       ---------------------------------------------------


                        -2.4% Case                                                        Discount Rate
                        ----------
                      o $22.00 to $26.00                               10.50%     11.00%     11.50%     12.00%      12.50%
                                                                       ---------------------------------------------------
                                                             8.5x      $23.33     $22.39     $21.48     $20.58      $19.71

                                              Terminal       9.0x      $24.45     $23.49     $22.56     $21.64      $20.75

                                                 FFO         9.5x      $25.57     $24.59     $23.63     $22.70      $21.78

                                             Multiple(1)     10.0x     $26.70     $25.69     $24.71     $23.76      $22.82
                                                                       ---------------------------------------------------

------

(1) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.

LEHMAN BROTHERS

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

Levered Discounted Cash Flow Analysis - 5-Year Dividend Discount Model

Methodology:           o Valuation as an independent public company, based on
                         Sequoia's projections from July 1, 2001 through December 31, 2005

                       o Value range derived by discounting the projected
                         dividend stream plus a terminal equity value in 2005 calculated using FFO multiples applied to projected FFO

                       o Equity discount rates range from 13% to 15%


Sequoia Value Range      10.0% Case                                                      Discount Rate
and Sensitivity          ----------
Analysis:              o $38.00 to $41.00                             13.00%     13.50%     14.00%     14.50%     15.00%
                                                                      --------------------------------------------------
                                                             8.5x     $37.69     $37.04     $36.41     $35.79     $35.18

                                              Terminal       9.0x     $39.26     $38.58     $37.92     $37.27     $36.64

                                                 FFO         9.5x     $40.84     $40.13     $39.43     $38.76     $38.09

                                              Multiple       10.0x    $42.41     $41.67     $40.95     $40.24     $39.55
                                                                      --------------------------------------------------



                         4.4% Case                                                       Discount Rate
                         ---------
                       o $32.00 to $34.50                             13.00%     13.50%     14.00%     14.50%     15.00%
                                                                      --------------------------------------------------

                                                             8.5x     $31.83     $31.30     $30.78     $30.26     $29.76

                                              Terminal       9.0x     $33.12     $32.55     $32.01     $31.47     $30.95

                                                 FFO         9.5x     $34.40     $33.81     $33.24     $32.68     $32.13

                                              Multiple       10.0x    $35.68     $35.07     $34.47     $33.89     $33.31
                                                                      --------------------------------------------------




                         -2.4% Case                                                      Discount Rate
                         ----------
                       o $25.50 to $27.00                              13.00%     13.50%     14.00%     14.50%     15.00%
                                                                       --------------------------------------------------

                                                              8.5x     $25.14     $24.73     $24.33     $23.93     $23.55

                                               Terminal       9.0x     $26.12     $25.69     $25.27     $24.85     $24.45

                                                  FFO         9.5x     $27.10     $26.65     $26.21     $25.77     $25.35

                                               Multiple       10.0x    $28.08     $27.61     $27.15     $26.70     $26.26
                                                                       --------------------------------------------------

LEHMAN BROTHERS

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

Levered Discounted Cash Flow Analysis - 10-Year Dividend Discount Model

Methodology:           o Valuation as an independent public company, based on
                         projections from July 1, 2001 through December 31, 2010


Sequoia Value Range      10.0% Case                                                         Discount Rate
and Sensitivity          ----------                                     13.00%       13.50%      14.00%      14.50%      15.00%
Analysis:              o $41.00 to $47.00                               -------------------------------------------------------
                                                             8.5x       $44.23       $42.82      $41.46      $40.16      $38.92

                                              Terminal       9.0x       $45.57       $44.11      $42.70      $41.35      $40.06

                                                 FFO         9.5x       $46.92       $45.40      $43.94      $42.54      $41.19

                                              Multiple       10.0x      $48.27       $46.69      $45.18      $43.73      $42.33
                                                                        -------------------------------------------------------

                                                                     Annual FFO Per Share and Dividend Growth, 2006-2010

                                                             5.0%        6.0%        7.0%        8.0%        9.0%         10.0%
                                                             ------------------------------------------------------------------
                                                             $37.97     $39.09       $40.25      $41.44      $42.68      $43.97




                         4.4% Case                                                          Discount Rate
                         ---------                                      13.00%       13.50%      14.00%      14.50%      15.00%
                       o $30.00 to $34.00                               -------------------------------------------------------
                                                             8.5x       $32.01       $31.06      $30.15      $29.27      $28.43

                                              Terminal       9.0x       $32.87       $31.89      $30.94      $30.03      $29.16

                                                 FFO         9.5x       $33.74       $32.71      $31.73      $30.79      $29.89

                                              Multiple       10.0x      $34.60       $33.54      $32.53      $31.55      $30.62
                                                                        -------------------------------------------------------

                                                                     Annual FFO Per Share and Dividend Growth, 2006-2010

                                                              5.0%        6.0%         7.0%        8.0%        9.0%       10.0%
                                                             ------------------------------------------------------------------
                                                             $31.87     $32.77       $33.71      $34.67      $35.68      $36.72




                         -2.4% Case                                                         Discount Rate
                         ----------                                     13.00%       13.50%      14.00%      14.50%      15.00%
                       o $19.50 to $21.50                               -------------------------------------------------------
                                                             8.5x       $20.59       $20.04      $19.52      $19.01      $18.53

                                              Terminal       9.0x       $21.06       $20.50      $19.95      $19.43      $18.92

                                                 FFO         9.5x       $21.53       $20.95      $20.38      $19.84      $19.32

                                              Multiple       10.0x      $22.00       $21.40      $20.82      $20.26      $19.72
                                                                        -------------------------------------------------------

                                                                     Annual FFO Per Share and Dividend Growth, 2006-2010

                                                              5.0%        6.0%         7.0%        8.0%        9.0%       10.0%
                                                             ------------------------------------------------------------------
                                                             $24.46     $25.13       $25.83      $26.55      $27.30      $28.07

LEHMAN BROTHERS

Management's Business Plan - Comparable Transactions Analysis
--------------------------------------------------------------------------------

Sequoia Value Range:   o $38.50 to $41.50

Methodology:           o Value range derived using various metrics for
                         comparable REIT transactions over the past three years
                         - Percentage premiums offered over the closing price
                           the day before, and 20 trading days before, announcement of the transaction, applied to Sequoia's current stock price(1)
                         - Offer price as a multiple of last four quarters
                           actual FFO per share, applied to the sum of Sequoia's actual FFO per share from 2Q00 to 1Q01

                         -------------------------------------------------------
Valuation Summary:                                               Mean    Median
                                                                ------   ------
                       Premium over Previous Day's Close         16.5%    16.3%
                       Sequoia Current Stock Price              $35.38   $35.38
                                                                ------   ------
                          Value Per Share                       $41.23   $41.13

                       Premium over 20-Days Prior Share Price    15.1%    14.3%
                       Sequoia Current Stock Price              $35.38   $35.38
                                                                ------   ------
                          Value Per Share                       $40.73   $40.43
                                                                ------   ------
                       Multiple to Last 4 Quarters FFO           11.1x    11.3x
                       Sequoia Last 4 Quarters FFO Per Share     $3.49    $3.49
                                                                ------   ------
                          Value Per Share                       $38.57   $39.49
                                                                ------   ------
                      ----------------------------------------------------------
                            Valuation Range: $38.50 to $41.50 Per Share
                      ----------------------------------------------------------

------
(1)Sequoia stock price as of July 12, 2001.

LEHMAN BROTHERS

Strategic Alternatives - Acquisition of Shurgard
--------------------------------------------------------------------------------

Sequoia
Value Range:
  10.0% Case(1)        AFFO Accretion/(Dilution)
  -------------
                      Acquisition Price Per Share    $31.50    $32.00     $32.50     $33.00     $33.50
o $34.00 to $35.50                                   ---------------------------------------------------
                     Acquisition Premium (%) over:
                                     Current Price     7.1%      8.8%      10.5%      12.2%      13.9%
                              20-day Average Price     6.7%      8.4%      10.1%      11.8%      13.5%
                                               NAV    (3.1%)    (1.5%)      0.0%       1.5%       3.1%

                                         2002 AFFO    $3.83     $3.80      $3.77      $3.74      $3.71
                                  Accr. / (Dil.) $   ($0.00)   ($0.03)    ($0.06)    ($0.09)    ($0.12)
                                  Accr. / (Dil.) %    (0.0%)    (0.8%)     (1.6%)     (2.4%)     (3.2%)


                       NAV Accretion/(Dilution)

                       Acquisition Price Per Share   $31.50    $32.00     $32.50     $33.00     $33.50
                                                     ---------------------------------------------------
                                               NAV   $36.21    $35.90     $35.60     $35.30     $35.01
                                  Accr. / (Dil.) $   ($0.29)   ($0.60)    ($0.90)    ($1.20)    ($1.49)
                                  Accr. / (Dil.) %    (0.8%)    (1.6%)     (2.5%)     (3.3%)     (4.1%)

--------------------------------------------------------------------------------------------------------
  4.4% Case(1)           AFFO Accretion/(Dilution)
  ---------
o $32.50 to $34.00     Acquisition Price Per Share   $31.50    $32.00     $32.50     $33.00     $33.50
                                                     ---------------------------------------------------
                     Acquisition Premium (%) over:
                                     Current Price     7.1%      8.8%      10.5%      12.2%      13.9%
                              20-day Average Price     6.7%      8.4%      10.1%      11.8%      13.5%
                                               NAV    (3.1%)    (1.5%)      0.0%       1.5%       3.1%

                                         2002 AFFO    $3.70     $3.67      $3.64      $3.61      $3.58
                                  Accr. / (Dil.) $    $0.17     $0.14      $0.11      $0.08      $0.05
                                  Accr. / (Dil.) %     4.7%      3.8%       3.0%       2.2%       1.4%

                          NAV Accretion/(Dilution)

                       Acquisition Price Per Share   $31.50    $32.00     $32.50     $33.00     $33.50
                                                     ----------------------------------------------------
                                               NAV   $36.21    $35.90     $35.60     $35.30     $35.01
                                  Accr. / (Dil.) $   ($0.29)   ($0.60)    ($0.90)    ($1.20)    ($1.49)
                                  Accr. / (Dil.) %    (0.8%)    (1.6%)     (2.5%)     (3.3%)     (4.1%)

------
(1) AFFO accretion based on assumed synergies of $8 million annually.

Strategic Alternatives - Acquisition of Shurgard
--------------------------------------------------------------------------------


Sequoia
Value Range
(Continued):

-2.4% Case(1)
  ----------
o $31.50 to $33.00

AFFO
Accretion/    Acquisition Price Per Share   $31.50   $32.00    $32.50   $33.00   $33.50
(Dilution)                                  --------------------------------------------
            Acquisition Premium (%) over:
                            Current Price     7.1%     8.8%     10.5%    12.2%    13.9%
                     20-day Average Price     6.7%     8.4%     10.1%    11.8%    13.5%
                                      NAV    (3.1%)   (1.5%)     0.0%     1.5%     3.1%

                                2002 AFFO    $3.56    $3.53     $3.50    $3.48    $3.45
                         Accr. / (Dil.) $    $0.26    $0.23     $0.20    $0.18    $0.15
                         Accr. / (Dil.) %     7.9%     7.1%      6.2%     5.4%     4.5%

NAV
Accretion/    Acquisition Price Per Share   $31.50   $32.00    $32.50   $33.00   $33.50
(Dilution)                                  --------------------------------------------
                                      NAV   $36.21   $35.90    $35.60   $35.30   $35.01
                         Accr. / (Dil.) $   ($0.29)  ($0.60)   ($0.90)  ($1.20)  ($1.49)
                         Accr. / (Dil.) %    (0.8%)   (1.6%)    (2.5%)   (3.3%)   (4.1%)

------
(1) AFFO accretion based on assumed synergies of $8 million annually.

LEHMAN BROTHERS

Strategic Alternatives - Acquisition of Sovran
--------------------------------------------------------------------------------


                      ---------------------------------------------------------

Sequoia                 10.0% Case(1)
Value Range:            ----------
                      o $36.50 to $38.00  AFFO        Acquisition Price Per Share   $25.75    $26.25    $26.75    $27.25    $27.75
                                          Accretion/                                -----------------------------------------------
                                          (Dilution)  Acquisition Premium (%) over:

                                                                Current Price         0.3%      2.2%      4.2%      6.1%      8.1%
                                                         20-day Average Price        (3.7%)    (1.8%)     0.1%      1.9%      3.8%
                                                                          NAV        (3.7%)    (1.9%)     0.0%      1.9%      3.7%

                                                                    2002 AFFO        $4.05     $4.03     $4.02     $4.00     $3.98
                                                                Accr. / (Dil.) $     $0.22     $0.20     $0.19     $0.17     $0.15
                                                                Accr. / (Dil.) %      5.8%      5.3%      4.9%      4.4%      3.9%

                                          NAV         Acquisition Price Per Share   $25.75    $26.25    $26.75    $27.25    $27.75
                                          Accretion/                                ----------------------------------------------
                                          (Dilution)                      NAV       $36.21    $36.04    $35.86    $35.69    $35.52
                                                                Accr. / (Dil.) $    ($0.29)   ($0.46)   ($0.64)   ($0.81)   ($0.98)
                                                                Accr. / (Dil.) %     (0.8%)    (1.3%)    (1.7%)    (2.2%)    (2.7%)

                      ---------------------------------------------------------
                        4.4% Case(1)
                        ---------
                      o $34.50 to $36.00  AFFO
                                          Accretion/  Acquisition Price Per Share   $25.75    $26.25    $26.75    $27.25    $27.75
                                          (Dilution)                                -----------------------------------------------
                                                      Acquisition Premium (%) over:
                                                                Current Price        0.3%       2.2%      4.2%      6.1%      8.1%
                                                         20-day Average Price       (3.7%)     (1.8%)     0.1%      1.9%      3.8%
                                                                          NAV       (3.7%)     (1.9%)     0.0%      1.9%      3.7%

                                                                    2002 AFFO        $3.87     $3.85     $3.83     $3.81     $3.80
                                                                Accr. / (Dil.) $     $0.34     $0.32     $0.30     $0.28     $0.27
                                                                Accr. / (Dil.) %     9.5%       9.0%      8.5%      8.0%      7.6%



                                          NAV
                                          Accretion/  Acquisition Price Per Share   $25.75    $26.25     $26.75    $27.25    $27.75
                                          (Dilution)                                -----------------------------------------------
                                                                          NAV       $36.21    $36.04     $35.86    $35.69    $35.52
                                                                Accr. / (Dil.) $    ($0.29)   ($0.46)    ($0.64)   ($0.81)   ($0.98)
                                                                Accr. / (Dil.) %     (0.8%)    (1.3%)     (1.7%)    (2.2%)    (2.7%)
                      ---------------------------------------------------------

------
(1) AFFO accretion based on $6 million of assumed synergies, equal to 80% of Sovran's G&A expenses and 2.0% of Sovran's property operating expenses.

LEHMAN BROTHERS

Strategic Alternatives - Acquisition of Sovran
--------------------------------------------------------------------------------

Sequoia
Value Range
(Continued):
  -2.4% Case(1)
  -------------
o $32.50 to $34.00
AFFO           Acquisition Price Per Share   $25.75      $26.25       $26.75      $27.25      $27.75
Accretion/                                  -------------------------------------------------------------
(Dilution)   Acquisition Premium (%) over:
                             Current Price     0.3%        2.2%         4.2%        6.1%        8.1%
                      20-day Average Price    (3.7%)      (1.8%)        0.1%        1.9%        3.8%
                                       NAV    (3.7%)      (1.9%)        0.0%        1.9%        3.7%

                                 2002 AFFO    $3.68       $3.66        $3.65       $3.63       $3.61
                          Accr. / (Dil.) $    $0.38       $0.36        $0.35       $0.33       $0.31
                          Accr. / (Dil.) %    11.6%       11.1%        10.5%        10.0%        9.5%

NAV            Acquisition Price Per Share   $25.75      $26.25       $26.75      $27.25      $27.75
Accretion/                                 -------------------------------------------------------------
(Dilution)                             NAV   $36.21      $36.04       $35.86      $35.69      $35.52
                          Accr. / (Dil.) $   ($0.29)     ($0.46)      ($0.64)     ($0.81)     ($0.98)
                          Accr. / (Dil.) %    (0.8%)      (1.3%)       (1.7%)      (2.2%)      (2.7%)



----------
(1) AFFO accretion based on $6 million of assumed synergies, equal to 80% of Sovran's G&A expenses and 2.0% of Sovran's property operating expenses.

LEHMAN BROTHERS

Strategic Alternatives - Sale to Public Storage
--------------------------------------------------------------------------------

Sequoia
Value Range:

  10.0% Case(1)
  -------------
o $40.00 to $44.00
AFFO           Acquisition Price Per Share    $40.00      $41.00      $42.00       $43.00      $44.00
Accretion/                                  -------------------------------------------------------------
(Dilution)   Acquisition Premium (%) over:
                             Current Price     13.1%       15.9%       18.7%        21.5%       24.4%
                      20-day Average Price     11.5%       14.3%       17.1%        19.9%       22.7%
                                       NAV      9.6%       12.3%       15.1%        17.8%       20.5%

                                 2002 AFFO     $2.99       $2.97       $2.95        $2.94       $2.92
                          Accr. / (Dil.) $     $0.07       $0.05       $0.03        $0.02      ($0.00)
                          Accr. / (Dil.) %      2.5%        1.8%        1.2%         0.5%       (0.1%)

NAV            Acquisition Price Per Share    $40.00      $41.00       $42.00      $43.00      $44.00
Accretion/                                  -------------------------------------------------------------
(Dilution)                             NAV    $27.54      $27.37       $27.19      $27.02      $26.85
                          Accr. / (Dil.) $    ($0.21)     ($0.38)     ($0.56)      ($0.73)     ($0.90)
                          Accr. / (Dil.) %     (0.7%)      (1.4%)      (2.0%)       (2.6%)      (3.2%)
---------------------------------------------------------------------------------------------------------


  4.4% Case(1)
  ------------
o $37.50 to $41.50
AFFO           Acquisition Price Per Share     $37.50      $38.50      $39.50       $40.50      $41.50
Accretion/                                   -------------------------------------------------------------
(Dilution)   Acquisition Premium (%) over:
                             Current Price       6.0%        8.8%       11.6%        14.5%       17.3%
                      20-day Average Price       4.6%        7.3%       10.1%        12.9%       15.7%
                                       NAV       2.7%        5.5%        8.2%        11.0%       13.7%

                                 2002 AFFO      $3.00       $2.98       $2.96        $2.94       $2.92
                          Accr. / (Dil.) $      $0.08       $0.06       $0.04        $0.02       $0.00
                          Accr. / (Dil.) %       2.7%        2.0%        1.4%         0.7%        0.1%

NAV            Acquisition Price Per Share     $37.50      $38.50      $39.50       $40.50      $41.50
Accretion/                                   -------------------------------------------------------------
(Dilution)                             NAV     $27.99      $27.81      $27.63       $27.45      $27.28
                          Accr. / (Dil.) $      $0.24       $0.06      ($0.12)      ($0.30)     ($0.47)
                          Accr. / (Dil.) %       0.9%        0.2%       (0.4%)       (1.1%)      (1.7%)


----------------------------------------------------------------------------------------------------------

------------
(1) AFFO accretion based on $16 million of assumed synergies, equal to 80% of Sequoia's G&A expenses and 2.0% of Sequoia's property operating expenses.

LEHMAN BROTHERS

Strategic Alternatives - Sale to Public Storage
--------------------------------------------------------------------------------

Sequoia
Value Range
(Continued):

   -2.4% Case(1)
   ----------
o $35.50 to $39.50
  AFFO            Acquisition Price Per Share    $35.50      $36.50       $37.50      $38.50       $39.50
                                                 -----------------------------------------------------------
Accretion/      Acquisition Premium (%) over:
(Dilution)                      Current Price      0.3%        3.2%         6.0%        8.8%        11.6%
                         20-day Average Price     (1.0%)       1.8%         4.6%        7.3%        10.1%
                                          NAV     (2.7%)       0.0%         2.7%        5.5%         8.2%

                                    2002 AFFO     $3.00       $2.98        $2.96       $2.94        $2.92
                             Accr. / (Dil.) $     $0.08       $0.06        $0.04       $0.02       ($0.00)
                             Accr. / (Dil.) %      2.6%        2.0%         1.3%        0.6%        (0.0%)

NAV               Acquisition Price Per Share    $35.50      $36.50       $37.50      $38.50       $39.50
Accretion/                                       -----------------------------------------------------------
(Dilution)                                NAV    $28.36      $28.18       $27.99      $27.81       $27.63
                             Accr. / (Dil.) $     $0.61       $0.43        $0.24       $0.06       ($0.12)
                             Accr. / (Dil.) %      2.2%        1.5%         0.9%        0.2%        (0.4%)

------------------------------------------------------------------------------------------------------------

G&A
Savings:

                                              Pro Forma Annual G&A Savings
                                            $13.5mm    $16.1mm(1)    $18.8mm
                                            ----------------------------------
Change in                             100%  ($0.86)      $0.00        $0.86
Value Per Share         Credit for     75%  ($1.96)     ($1.31)      ($0.67)
to Sequoia             G&A Savings     50%  ($3.06)     ($2.63)      ($2.20)
from G&A Savings         Paid to       25%  ($4.16)     ($3.94)      ($3.73)
                        Seller(2)       0%  ($5.26)     ($5.26)      ($5.26)

------
(1) AFFO accretion based on $16 million of assumed synergies, equal to 80% of Sequoia's G&A expenses and 2.0% of Sequoia's property operating expenses.
(2) Table shows the incremental value per share to Sequoia for G&A savings which vary from the base case assumption described in the preceding footnote.

LEHMAN BROTHERS

Strategic Alternatives - Sale to Shurgard
--------------------------------------------------------------------------------


Sequoia
Value Range:
   10.0% Case(1)
   ----------
o $36.00 to $38.00

 AFFO            Acquisition Price Per Share    $38.00      $38.50       $39.00      $39.50      $40.00
 Accretion/                                     ------------------------------------------------------------
 (Dilution)    Acquisition Premium (%) over:
                               Current Price      7.4%        8.8%        10.2%       11.6%       13.1%
                        20-day Average Price      5.9%        7.3%         8.7%       10.1%       11.5%
                                         NAV      4.1%        5.5%         6.8%        8.2%        9.6%

                                   2002 AFFO     $3.17       $3.15        $3.12       $3.10       $3.07
                            Accr. / (Dil.) $     $0.15       $0.13        $0.10       $0.08       $0.05
                            Accr. / (Dil.) %      5.1%        4.2%         3.4%        2.5%        1.7%


 NAV             Acquisition Price Per Share    $36.00      $36.50       $37.00      $37.50      $38.00
 Accretion/                                   -------------------------------------------------------------
 (Dilution)                              NAV    $30.98      $30.70       $30.43      $30.16      $29.90
                            Accr. / (Dil.) $    ($1.52)     ($1.80)      ($2.07)     ($2.34)     ($2.60)
                            Accr. / (Dil.) %     (4.7%)      (5.5%)       (6.4%)      (7.2%)      (8.0%)
                                              -------------------------------------------------------------

   4.4% Case(1)
   ---------
o  $36.00 to $38.00

AFFO             Acquisition Price Per Share    $36.00      $36.50       $37.00      $37.50      $38.00
Accretion/                                     ------------------------------------------------------------
(Dilution)     Acquisition Premium (%) over:
                               Current Price      1.8%        3.2%         4.6%        6.0%        7.4%
                        20-day Average Price      0.4%        1.8%         3.2%        4.6%        5.9%
                                         NAV     (1.4%)       0.0%         1.4%        2.7%        4.1%

                                   2002 AFFO     $3.17       $3.14        $3.11       $3.09       $3.06
                            Accr. / (Dil.) $     $0.15       $0.12        $0.09       $0.07       $0.04
                            Accr. / (Dil.) %      4.9%        4.0%         3.1%        2.2%        1.4%


NAV              Acquisition Price Per Share    $36.00      $36.50       $37.00      $37.50      $38.00
Accretion/                                     ------------------------------------------------------------
(Dilution)                               NAV    $30.98      $30.70       $30.43      $30.16      $29.90
                            Accr. / (Dil.) $    ($1.52)     ($1.80)      ($2.07)     ($2.34)     ($2.60)
                            Accr. / (Dil.) %     (4.7%)      (5.5%)       (6.4%)      (7.2%)      (8.0%)
                                               ------------------------------------------------------------

------
(1) AFFO accretion based on assumed synergies of $8 million annually.

LEHMAN BROTHERS

Strategic Alternatives - Sale to Shurgard
--------------------------------------------------------------------------------

Sequoia        -2.4% Case(1)
Value Range    ----------
(Continued): o $34.00 to $36.00

                 AFFO            Acquisition Price Per Share     $34.00      $34.50       $35.00      $35.50      $36.00
                 Accretion/    Acquisition Premium (%) over:    --------------------------------------------------------
                 (Dilution)                    Current Price     (3.9%)      (2.5%)       (1.1%)       0.3%        1.8%
                                        20-day Average Price     (5.2%)      (3.8%)       (2.4%)      (1.0%)       0.4%
                                                         NAV     (6.8%)      (5.5%)       (4.1%)      (2.7%)      (1.4%)

                                                   2002 AFFO     $3.16       $3.13        $3.11       $3.08       $3.05
                                            Accr. / (Dil.) $     $0.14       $0.11        $0.09       $0.06       $0.03
                                            Accr. / (Dil.) %      4.7%        3.8%         2.8%        1.9%        1.1%

                 NAV             Acquisition Price Per Share    $34.00      $34.50       $35.00      $35.50      $36.00
                 Accretion/                                     --------------------------------------------------------
                 (Dilution)                              NAV    $32.13      $31.84       $31.55      $31.26      $30.98
                                            Accr. / (Dil.) $    ($0.37)     ($0.66)      ($0.95)      ($1.24)     ($1.52)
                                            Accr. / (Dil.) %     (1.1%)      (2.0%)       (2.9%)      (3.8%)      (4.7%)

------------------------------------------------------------------------------------------------------------------------

G&A Savings:    Change in
                Value Per Share
                to Sequoia
                from G&A Savings

                                                     Pro Forma Annual G&A Savings
                                                   $7.0mm     $8.0mm(1)     $9.0mm
                                                   -------    ---------     -------
                                     100%         ($0.32)      $0.00        $0.32
                Credit for            75%         ($0.87)     ($0.63)      ($0.39)
                G&A Savings           50%         ($1.42)     ($1.26)      ($1.10)
                Paid to               25%         ($1.97)     ($1.89)      ($1.81)
                Seller(2)              0%         ($2.52)     ($2.52)      ($2.52)
                --------------------------------------------------------------------

------
(1) AFFO accretion based on assumed synergies of $8 million annually.
(2) Table shows the incremental value per share to Sequoia for G&A savings which vary from the base case assumption described in the preceding footnote.

LEHMAN BROTHERS

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------

Scenario I:  Stock and Cash Transaction


Sequoia
Value Range:

  10.0% Case(1)
  ----------




                    AEBDADT
                    Accretion/
o $36.50 to $40.50  (Dilution)      Acquisition Price Per Share     $36.50     $37.50    $38.50     $39.50    $40.50
                    --------------------------------------------------------------------------------------------------
                                  Acquisition Premium (%) over:
                                                  Current Price      3.2%       6.0%      8.8%      11.6%      14.5%
                                           20-day Average Price      1.8%       4.5%      7.3%      10.1%      12.9%
                                                            NAV      0.0%       2.7%      5.5%       8.2%      11.0%

                                                   2002 AEBDADT     $2.58      $2.57     $2.56      $2.54      $2.53
                                               Accr. / (Dil.) $     $0.02      $0.01    ($0.00)    ($0.02)    ($0.03)
                                               Accr. / (Dil.) %      0.8%       0.3%     (0.2%)     (0.7%)     (1.1%)
                    NAV
                    Accretion/
                    (Dilution)      Acquisition Price Per Share     $36.50     $37.50    $38.50     $39.50    $40.50
                    --------------------------------------------------------------------------------------------------
                                                            NAV     $25.75     $25.62    $25.49     $25.35    $25.22
                                               Accr. / (Dil.) $     ($0.50)    ($0.63)   ($0.76)    ($0.90)   ($1.03)
                                               Accr. / (Dil.) %      (1.9%)     (2.4%)    (2.9%)     (3.4%)    (3.9%)
----------------------------------------------------------------------------------------------------------------------
  4.4% Case         AEBDADT
  ---------------   Accretion/
o $34.00 to $38.00  (Dilution)     Acquisition Price Per Share      $34.00    $35.00     $36.00    $37.00     $38.00
                    --------------------------------------------------------------------------------------------------
                                 Acquisition Premium (%) over:
                                                 Current Price       -3.9%     -1.1%      1.8%       4.6%       7.4%
                                          20-day Average Price       -5.2%     -2.4%      0.4%       3.2%       5.9%
                                                           NAV       -6.8%     -4.1%      -1.4%      1.4%       4.1%

                                                  2002 AEBDADT       $2.58     $2.57      $2.55     $2.54      $2.53
                                              Accr. / (Dil.) $       $0.02     $0.01     ($0.01)   ($0.02)    ($0.03)
                    NAV                       Accr. / (Dil.) %        0.7%      0.2%      (0.3%)    (0.7%)     (1.2%)
                    Accretion/
                    (Dilution)     Acquisition Price Per Share      $34.00    $35.00     $36.00    $37.00      $38.00
                    --------------------------------------------------------------------------------------------------

                                                          NAV     $26.09      $25.96     $25.82    $25.69      $25.55
                                             Accr. / (Dil.) $     ($0.16)    ($0.29)     ($0.43)   ($0.56)     ($0.70)
                                             Accr. / (Dil.) %      (0.6%)     (1.1%)      (1.6%)    (2.1%)      (2.7%)
----------------------------------------------------------------------------------------------------------------------

(1) AEBDADT accretion based on assumed synergies of $2 million annually.

LEHMAN BROTHERS

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------

Scenario I:  Stock and Cash Transaction (Continued)



Sequoia
Value Range:
  -2.4% Case(1)
  ----------
o $32.00 to $36.00

  AEBDADT
  Accretion/      Acquisition Price Per Share     $32.00    $33.00      $34.00      $35.00      $36.00
  (Dilution)    Acquisition Premium (%) over:   -------------------------------------------------------
                                Current Price     -9.6%    -6.7%        -3.9%      -1.1%         1.8%
                        20-day Average Price     -10.8%    -8.0%        -5.2%      -2.4%         0.4%
                                         NAV     -12.3%    -9.6%        -6.8%      -4.1%        -1.4%

                                2002 AEBDADT      $2.58    $2.56        $2.55      $2.54        $2.53
                            Accr. / (Dil.) $      $0.02    $0.00       ($0.01)    ($0.02)      ($0.03)
                            Accr. / (Dil.) %       0.7%     0.2%        (0.3%)     (0.8%)       (1.2%)

   NAV           Acquisition Price Per Share     $32.00    $33.00      $34.00      $35.00      $36.00
   Accretion/                                   -------------------------------------------------------
   (Dilution)                            NAV     $26.37    $26.23      $26.09      $25.96      $25.82
                            Accr. / (Dil.) $      $0.12    ($0.02)     ($0.16)     ($0.29)     ($0.43)
                            Accr. / (Dil.) %       0.5%     (0.1%)      (0.6%)      (1.1%)      (1.6%)

G&A Savings

                                                  Pro Forma Annual G&A Savings
                                              ----------------------------------
                                               $2.0mm(1)     $4.0mm      $6.0mm
                                              ----------------------------------
                                      100%      $0.00        $0.54       $1.09
Change in              Credit for      75%     ($0.14)       $0.27       $0.68
Value Per Share       G&A Savings      50%     ($0.27)       $0.00       $0.27
to Sequoia              Paid to        25%     ($0.41)      ($0.27)     ($0.14)
from G&A Savings       Seller(2)        0%     ($0.54)      ($0.54)     ($0.54)
---------------------------------------------------------------------------------------

------
(1) AEBDADT accretion based on assumed synergies of $2 million annually.
(2) Table shows the incremental value per share to Sequoia for G&A savings which vary from the base case assumption described in the preceding footnote.

LEHMAN BROTHERS

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------

Scenario II:  Cactus Purchases Sequoia for Cash Using Proceeds
              from Sale of Archstone Position(1)

Sequoia
Value Range:



                     AEBDADT
                     Accretion/
   10.0% Case(2)     (Dilution)     Acquisition Price Per Share     $36.50      $37.50    $38.50     $39.50      $40.50
   ----------        --------------------------------------------------------------------------------------------------
 o $36.50 to $40.50                Acquisition Premium (%) over:
                                                   Current Price      3.2%        6.0%      8.8%      11.6%       14.5%
                                            20-day Average Price      1.8%        4.5%      7.3%      10.1%       12.9%
                                                             NAV      0.0%        2.7%      5.5%       8.2%       11.0%

                                                    2002 AEBDADT     $2.57       $2.56     $2.56      $2.55       $2.55
                                                Accr. / (Dil.) $     $0.01       $0.00    ($0.00)    ($0.01)     ($0.01)
                     NAV                        Accr. / (Dil.) %      0.4%        0.2%     (0.1%)     (0.3%)      (0.5%)
                     Accretion/
                     (Dilution)      Acquisition Price Per Share    $36.50      $37.50    $38.50     $39.50      $40.50
                     --------------------------------------------------------------------------------------------------
                                                             NAV     $26.04     $25.91     $25.77     $25.63     $25.50
                                                Accr. / (Dil.) $    ($0.21)     ($0.34)    ($0.48)    ($0.62)    ($0.75)
                                                Accr. / (Dil.) %     (0.8%)      (1.3%)     (1.8%)     (2.3%)     (2.9%)

  4.4% Case(2)       AEBDADT
  ------------       Accretion/
o $32.00 to $36.00   (Dilution)      Acquisition Price Per Share    $32.00      $33.00     $34.00     $35.00     $36.00
                     --------------------------------------------------------------------------------------------------
                                   Acquisition Premium (%) over:
                                                   Current Price     -9.6%      -6.7%       -3.9%      -1.1%       1.8%
                                            20-day Average Price    -10.8%      -8.0%       -5.2%      -2.4%       0.4%
                                                             NAV    -12.3%      -9.6%       -6.8%      -4.1%      -1.4%

                                                    2002 AEBDADT     $2.56      $2.56       $2.55      $2.54      $2.54
                                                Accr. / (Dil.) $     $0.00     ($0.00)     ($0.01)    ($0.02)    ($0.02)
                     NAV                        Accr. / (Dil.) %      0.1%      (0.1%)      (0.4%)     (0.6%)     (0.9%)
                     Accretion/
                     (Dilution)      Acquisition Price Per Share    $32.00     $33.00      $34.00     $35.00     $36.00
                     --------------------------------------------------------------------------------------------------
                                                             NAV    $26.65     $26.51      $26.38     $26.24     $26.11
                                                Accr. / (Dil.) $     $0.40      $0.26       $0.13     ($0.01)    ($0.14)
                                                Accr. / (Dil.) %      1.5%       1.0%        0.5%      (0.0%)     (0.5%)

------
(1) Sale of Archstone position is used as a hypothetical proxy for the disposition by Cactus of another of its public portfolio companies to finance the Sequoia acquisition.
(2) AEBDADT accretion based on assumed synergies of $2 million annually.

LEHMAN BROTHERS

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------


Scenario II:  Cactus Purchases Sequoia for Cash Using Proceeds from Sale of
              Archstone Position (Continued)
              ------------------------------------------------------------------

                -2.4% Case(1)
Sequoia         ----------
Value Range:  o $28.00 to $32.00



              AEBDADT
              Accretion/
              (Dilution)       Acquisition Price Per Share   $28.00    $29.00    $30.00    $31.00    $32.00
              ---------------------------------------------------------------------------------------------
                            Acquisition Premium (%) over:
                                            Current Price    -20.9%    -18.0%    -15.2%    -12.4%     -9.6%
                                     20-day Average Price    -21.9%    -19.2%    -16.4%    -13.6%    -10.8%
                                                      NAV    -23.3%    -20.5%    -17.8%    -15.1%    -12.3%

                                             2002 AEBDADT     $2.56     $2.55     $2.55     $2.54     $2.54
                                         Accr. / (Dil.) $    ($0.00)   ($0.01)   ($0.01)   ($0.02)   ($0.02)
              NAV                        Accr. / (Dil.) %     (0.0%)    (0.3%)    (0.5%)    (0.7%)    (1.0%)
              Accretion/
              (Dilution)      Acquisition Price Per Share    $28.00    $29.00    $30.00    $31.00    $32.00
              ---------------------------------------------------------------------------------------------
                                                      NAV    $27.19    $27.05    $26.92    $26.78    $26.65
                                         Accr. / (Dil.) $     $0.94     $0.80     $0.67     $0.53     $0.40
                                         Accr. / (Dil.) %      3.6%      3.1%      2.5%      2.0%      1.5%

                                                              Pro Forma Annual G&A Savings
G&A Savings    Change in                                    $2.0mm(1)     $4.0mm      $6.0mm
               Value Per Share                              ---------------------------------
               to Sequoia                           100%      $0.00        $0.54       $1.09
               from G&A Savings       Credit for     75%     ($0.14)       $0.27       $0.68
                                     G&A Savings     50%     ($0.27)       $0.00       $0.27
                                       Paid to       25%     ($0.41)      ($0.27)     ($0.14)
                                      Seller(2)       0%     ($0.54)      ($0.54)     ($0.54)
----------------------------------------------------------------------------------------------

------
(1) AEBDADT accretion based on assumed synergies of $2 million annually.
(2) Table shows the incremental value per share to Sequoia for G&A savings which vary from the base case assumption described in the preceding footnote.

LEHMAN BROTHERS

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------
Dollar Cost Averaging Analysis

Sequoia Value Range: o $32.00 to $46.50

Methodology:         o Value range derived based on the maximum purchase price
                       per Sequoia share that Cactus can pay so that its overall cost basis does not exceed Sequoia's NAV per share

                       - Based on a weighted average cost of $33.39 per Sequoia
                         share currently owned by Cactus

                       - Sequoia NAV per share range of $33.00 to $41.44(1)
--------------------------------------------------------------------------------
                       Purchase Price Per Share for Cactus
                  Overall Basis to Equal Sequoia NAV Per Share

                     NAV Per Share  $32.50   $33.50   $34.50   $35.50   $36.50    $37.50    $38.50    $39.50    $40.50    $41.50
                                     -----------------------------------------------------------------------------------------------
  Maximum Purchase Price Per Share  $31.94   $33.57   $35.20   $36.83   $38.46    $40.09    $41.72    $43.35    $44.98    $46.61
2002 AEBDADT Accretion/(Dilution)$   $0.08    $0.06    $0.04    $0.02   ($0.00)   ($0.02)   ($0.04)   ($0.06)   ($0.08)   ($0.10)
2002 AEBDADT Accretion/(Dilution %    2.9%     2.2%     1.4%     0.6%    (0.2%)    (0.9%)    (1.7%)    (2.4%)    (3.2%)    (3.9%)

------
(1) Refer to page IV-4 for a range of NAV per share estimates for Sequoia from equity research analysts.
(2) Based on Scenario I (stock and cash transaction), assuming $2 million of synergies.

LEHMAN BROTHERS

Management's Business Plan - Comparable Company Analysis
--------------------------------------------------------------------------------

With Cactus (10.0% Case)

Sequoia Value Range: o $32.50 to $39.00

Methodology:         o Assumes Cactus remains a 43.5% owner of Sequoia's equity
                     o Value range derived by applying range of current AFFO and
                       FFO multiples for self-storage REITs to Sequoia's AFFO and FFO estimates
                       - Multiples for other self-storage REITs calculated using
                         2002 AFFO and FFO per share estimates by Green Street Advisors(1) and current share prices(2)
                       - Multiples at current leverage levels and adjusted to
                         equalize leverage across companies(3)
--------------------------------------------------------------------------------
                           Comparable Company Analysis

                        Capitalization ($ million)     Leverage            Current Leverage               Equalized Leverage(4)
                        --------------------------  --------------   ------------------------------   -----------------------------

                                                     Net     Debt+
                        Equity                       Debt/   Pfd/     FFO Multiple    AFFO Multiple    FFO Multiple    AFFO Multiple
               Share      Mkt.     Debt+      Firm   Firm    Firm     ------------    -------------    ------------    -------------
Company       Price(2)   Value   Preferred   Value  Value   Value     2001   2002     2001    2002     2001   2002     2001    2002
-------       --------  ------   ---------   -----  -----   -----     ----   ----     ----    ----     ----   ----     ----    ----
Sequoia       $35.38    $1,080     $940     $2,020   43%     47%      9.5x   8.7x     10.2x    9.2x    9.5x   8.7x     10.2x   9.2x

Public
Storage        29.35     3,801    1,832      5,633    2%     33%     10.3x   9.5x     10.8x   10.1x    9.8x   8.9x     10.4x   9.5x
Shurgard       29.40       879      616      1,495   29%     41%      9.9x   9.0x     10.8x    9.7x    9.7x   8.7x     10.6x   9.5x
Sovran         25.68       333      275        609   40%     45%      8.6x   8.1x      9.3x    8.7x    8.5x   8.0x      9.2x   8.6x

Minimum(3)                                            2%     33%      8.6x   8.1x      9.3x    8.7x    8.5x   8.0x      9.2x   8.6x
Maximum(3)                                           43%     47%     10.3x   9.5x     10.8x   10.1x    9.8x   8.9x     10.6x   9.5x

                                                           FFO            AFFO             FFO              AFFO
                                                        Per Share       Per Share        Per Share        Per Share
                                                        ---------       ---------        ---------        ---------
                                                      2001    2002     2001    2002     2001   2002     2001     2002
                                                      ----    ----     ----    ----     ----   ----     ----     ----
Sequoia's Estimates                                   $3.73  $4.08     $3.48   $3.83    $3.73  $4.08    $3.48   $3.83

Implied Value                                        $31.93 $32.84    $32.26  $33.34   $31.66  $32.53   $32.03  $33.07
                                                     $38.41 $38.88    $37.69  $38.50   $36.48  $36.38   $37.01  $36.39
------------------------------------------------------------------------------------------------------------------------------------

------
(1) Source: Green Street Advisors, July 1, 2001.
(2) Share prices as of July 12, 2001.
(3) Minimum and maximum multiples exclude Sequoia's trading multiple.
(4) For Equalized Leverage analyses, each company's leverage for the purpose of this analysis is increased to equal the current leverage of Sequoia and each company's AFFO and FFO estimates are adjusted assuming the issuance of debt at 7.75% and the use of proceeds to buy back common shares at the current market price. Leverage includes long-term debt plus perpetual preferred equity, minus cash on hand, but excludes each company's share of JV debt and convertible preferred stock.

LEHMAN BROTHERS

Management's Business Plan - Comparable Company Analysis
--------------------------------------------------------------------------------

With Cactus (4.4% Case)

Sequoia Value Range: o $30.00 to $36.00

Methodology:         o Assumes Cactus remains a 43.5% owner of Sequoia's equity
                     o Value range derived by applying range of current AFFO and
                       FFO multiples for self-storage REITs to Sequoia's AFFO and FFO estimates
                       - Multiples for other self-storage REITs calculated using
                         2002 AFFO and FFO per share estimates by Green Street Advisors(1) and current share prices(2)
                       - Multiples at current leverage levels and adjusted to
                         equalize leverage across companies(3)
--------------------------------------------------------------------------------
                           Comparable Company Analysis

                            Capitalization ($ million)     Leverage         Current Leverage                Equalized Leverage(4)
                            --------------------------   ------------  -----------------------------    ---------------------------
                                                        Net     Debt+
                            Equity                      Debt/   Pfd/
                   Share     Mkt.     Debt +    Firm    Firm    Firm   FFO Multiple    AFFO Multiple    FFO Multiple  AFFO Multiple
Company          Price(2)   Value   Preferred   Value   Value   Value  2001    2002    2001    2002     2001   2002    2001   2002
-------          --------   -----   ---------   -----   -----   -----  ----    ----    ----    ----     ----   ----    ----   ----
Sequoia           $35.38   $1,080     $940     $2,020    43%     47%   9.5x    8.7x    10.2x    9.2x    9.5x   8.7x    10.2x  9.2x

Public
Storage            29.35    3,801    1,832      5,633     2%     33%  10.3x    9.5x    10.8x   10.1x    9.8x   8.9x    10.4x  9.5x
Shurgard           29.40      879      616      1,495    29%     41%   9.9x    9.0x    10.8x    9.7x    9.7x   8.7x    10.6x  9.5x
Sovran             25.68      333      275        609    40%     45%   8.6x    8.1x     9.3x    8.7x    8.5x   8.0x     9.2x  8.6x

Minimum(3)                                                2%     33%   8.6x    8.1x     9.3x    8.7x    8.5x   8.0x     9.2x  8.6x
Maximum(3)                                               43%     47%  10.3x    9.5x    10.8x   10.1x    9.8x   8.9x    10.6x  9.5x

                                                                      FFO Per Share    AFFO Per Share  FFO Per Share  AFFO Per Share
                                                                      2001    2002     2001    2002     2001   2002     2001    2002
                                                                      ----    ----     ----    ----     ----   ----     ----    ----
Sequoia's Estimates                                                   $3.73   $3.78    $3.48   $3.53    $3.73  $3.78   $3.48   $3.53

Implied Value                                                        $31.93  $30.43   $32.26  $30.73   $31.66 $30.14  $32.03  $30.48
                                                                     $38.41  $36.02   $37.69  $35.48   $36.48 $33.71  $37.01  $33.54
------------------------------------------------------------------------------------------------------------------------------------

------
(1) Source: Green Street Advisors, July 1, 2001.
(2) Share prices as of July 12, 2001.
(3) Minimum and maximum multiples exclude Sequoia's trading multiple.
(4) For Equalized Leverage analyses, each company's leverage for the purpose of this analysis is increased to equal the current leverage of Sequoia and each company's AFFO and FFO estimates are adjusted assuming the issuance of debt at 7.75% and the use of proceeds to buy back common shares at the current market price. Leverage includes long-term debt plus perpetual preferred equity, minus cash on hand, but excludes each company's share of JV debt and convertible preferred stock.

LEHMAN BROTHERS

Management's Business Plan - Comparable Company Analysis
--------------------------------------------------------------------------------
With Cactus (-2.4% Case)

Sequoia Value Range: o $28.50 to $34.00

Methodology:         o Assumes Cactus remains a 43.5% owner of Sequoia's equity
                     o Value range derived by applying range of current AFFO and
                       FFO multiples for self-storage REITs to Sequoia's AFFO and FFO estimates
                       - Multiples for other self-storage REITs calculated using
                         2002 AFFO and FFO per share estimates by Green Street Advisors(1) and current share prices(2)
                       - Multiples at current leverage levels and adjusted to
                         equalize leverage across companies(3)
--------------------------------------------------------------------------------
                           Comparable Company Analysis

                      Capitalization ($ million)         Leverage              Current Leverage              Equalized Leverage(4)
                     ---------------------------  -----------------------  ---------------------------   ---------------------------
                                                                         FFO Multiple  AFFO Multiple   FFO Multiple  AFFO Multiple
             Share     Equity     Debt +   Firm   Net Debt/   Debt+Pfd/  ------------  -------------   ------------  -------------
Company    Price(2)  Mkt. Value Preferred  Value  Firm Value Firm Value  2001    2002  2001     2002   2001   2002    2001    2002
-------    --------  ---------- ---------  -----  ---------- ----------  ----    ----  ----     ----   ----   ----    ----    ----
Sequoia      $35.38    $1,080     $940    $2,020     43%        47%      9.5x    8.7x  10.2x    9.2x   9.5x   8.7x    10.2x    9.2x

Public
Storage       29.35     3,801    1,832     5,633      2%        33%     10.3x    9.5x  10.8x   10.1x   9.8x   8.9x    10.4x    9.5x
Shurgard      29.40       879      616     1,495     29%        41%      9.9x    9.0x  10.8x    9.7x   9.7x   8.7x    10.6x    9.5x
Sovran        25.68       333      275       609     40%        45%      8.6x    8.1x   9.3x    8.7x   8.5x   8.0x     9.2x    8.6x

Minimum(3)                                            2%        33%      8.6x    8.1x   9.3x    8.7x   8.5x   8.0x     9.2x    8.6x
Maximum(3)                                           43%        47%     10.3x    9.5x  10.8x   10.1x   9.8x   8.9x    10.6x    9.5x

                                                      FFO Per Share     AFFO Per Share     FFO Per Share     AFFO Per Share
                                                      -------------     --------------     -------------     --------------
                                                      2001     2002      2001    2002      2001     2002      2001    2002
                                                      ----     ----      ----    ----      ----     ----      ----    ----
Sequoia's Estimates                                  $3.74    $3.55     $3.49   $3.30      $3.74    $3.55     $3.49   $3.30

Implied Value                                        $32.01   $28.58    $32.35  $28.73     $31.74   $28.31    $32.13  $28.49
                                                     $38.52   $33.83    $37.80  $33.17     $36.58   $31.66    $37.12  $31.36

--------------------------------------------------------------------------------


------
(1) Source: Green Street Advisors, July 1, 2001.
(2) Share prices as of July 12, 2001.
(3) Minimum and maximum multiples exclude Sequoia's trading multiple.
(4) For Equalized Leverage analyses, each company's leverage for the purpose of this analysis is increased to equal the current leverage of Sequoia and each company's AFFO and FFO estimates are adjusted assuming the issuance of debt at 7.75% and the use of proceeds to buy back common shares at the current market price. Leverage includes long-term debt plus perpetual preferred equity, minus cash on hand, but excludes each company's share of JV debt and convertible preferred stock.

LEHMAN BROTHERS

Management's Business Plan - Comparable Company Analysis
--------------------------------------------------------------------------------
Without Cactus
--------------------------------------------------------------------------------
Comparative Price Performance of Archstone's Stock After Cactus's Disposition(1)
--------------------------------------------------------------------------------

                                     [GRAPH]
Comparing the stock price performance of Archstone Communities Trust to those of comparable companies in the multifamily REIT sector from February 23, 2001 through May 3, 2001

------
(1) Analysis from 2/23/01, when Cactus announced the sale of its stake in ASN, through 5/3/01, one day before ASN's announcement of its acquisition of Charles E. Smith Residential.

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Unlevered Discounted Cash Flow Analysis

Significant          o Unlevered free cash flow calculated as:
Assumptions:             EBITDA
                       - Capital expenditures
                       - Investments in acquisitions, development and JVs
                       + Proceeds from asset dispositions
                       + Franchisee loan repayments
                     o Unlevered discount rates range from 10.5% to 12.5%
                     o Terminal enterprise value in 2005 equals terminal equity value plus outstanding indebtedness plus outstanding preferred stock
                       - Terminal equity value calculated using FFO multiples
                         applied to projected FFO

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Unlevered Discounted Cash Flow Analysis (10.0% Case)

Sequoia Value Range: o $36.00 to $41.00

                                                  (Amounts in Thousands Except Per Share and Per Unit Data)
CASH FLOW PROJECTIONS(1)           2001                          2002                                      2003
                            -----------------     -------------------------------------     -------------------------------------
                               Q3        Q4         Q1        Q2        Q3         Q4          Q1        Q2        Q3       Q4
                            -----------------     -------------------------------------     -------------------------------------
Net income                  $23,201   $22,053     $19,227   $23,978   $24,868   $23,883     $22,054   $27,093   $28,681   $27,335
to common shareholders
and unitholders

Add back:
Interest expense             11,305    11,305      12,140    12,293    13,127    13,280      13,280    13,280    13,280    13,280
Depreciation and
  amortization               10,596    10,612      10,681    10,706    10,779    10,835      10,920    11,011    11,092    11,175

Capital expenditures:
Property-level               (2,500)   (5,500)     (2,500)   (2,500)   (2,500)   (2,500)     (2,500)   (2,500)   (2,500)   (2,500)
Non-property level           (1,000)     (500)     (1,000)   (1,000)   (1,000)   (1,000)     (1,000)   (1,000)   (1,000)   (1,000)

Investments:

Acquisitions(2)                   -         -           -    (5,000)   (5,000)   (5,000)     (8,000)   (8,000)  (30,843)   (7,000)
Development                  (9,669)   (8,531)     (6,704)   (6,541)   (5,061)   (4,414)     (4,999)   (4,833)   (5,083)   (5,334)
GECC Acquisition JV          (1,049)   (1,050)         (9)       (9)       (9)       (9)         (9)       (9)       (9)       (9)
GECC Development JV            (757)     (582)       (761)     (980)     (904)     (822)       (511)     (715)     (217)      (90)

Dispositions                 25,100         -       8,000     4,000     4,000     4,000       3,000     3,000     3,000     3,000

Repayment of Loans to
  Franchisees                 3,295     2,609       9,398     6,877     5,793     1,459       7,437     3,476     2,471    30,746
                            ------------------    --------------------------------------    --------------------------------------
Unlevered Cash Flow         $58,522   $30,417     $48,473   $41,823   $44,095   $39,712     $39,673   $40,804   $18,873   $69,603

CASH FLOW PROJECTIONS(1)                    2004                                      2005
                            -------------------------------------     -------------------------------------
                               Q1       Q2         Q3        Q4         Q1        Q2         Q3        Q4
                            -------------------------------------     -------------------------------------
Net income                  $25,405   $31,010   $32,763   $31,445     $29,507   $35,083   $36,900   $35,413
to common shareholders
and unitholders

Add back:
Interest expense             13,280    13,280    13,280    13,280      13,280    13,280    13,280    13,280
Depreciation and
  amortization               11,267    11,359    11,449    11,503      11,576    11,662    11,746    11,800

Capital expenditures:
Property-level               (2,500)   (2,500)   (2,500)   (2,500)     (2,500)   (2,500)   (2,500)   (2,500)
Non-property level           (1,000)   (1,000)   (1,000)   (1,000)     (1,000)   (1,000)   (1,000)   (1,000)

Investments:

Acquisitions(2)              (8,000)   (8,000)   (3,000)   (3,000)     (7,000)   (7,000)   (3,000)   (3,000)
Development                  (5,001)   (5,001)   (5,001)   (5,001)     (5,001)   (5,001)   (5,001)   (5,001)
GECC Acquisition JV              (9)       (9)       (9)       (9)         (9)       (9)       (9)       (9)
GECC Development JV             (23)     (273)      (11)      (11)          9       (11)      (11)      (11)

Dispositions                  3,000     3,000     3,000     3,000       3,000     3,000     3,000     3,000

Repayment of Loans to
  Franchisees                 1,100         -         -     1,035       2,846         -         -         -
                            --------------------------------------    --------------------------------------
Unlevered Cash Flow         $37,520   $41,868   $48,971   $48,742     $44,708   $47,505   $53,406   $51,973



DCF VALUATION
----------------------------------------------------
Discount Rate (mid-point)                     11.50%
PV of Terminal Value(3)                   $1,519,884
PV of Cash Flows(3)                          618,882
                                         ------------
Combined PV                               $2,138,766
Less: Net debt at 7/1/01(4)                 (909,455)
Less: Preferred equity at 7/1/01             (65,000)
                                         ------------
Equity Value                              $1,164,311
Shares and units outstanding at 7/1/01        30,849
                                         ------------
Value Per Share                               $37.74

SENSITIVITY ANALYSIS
---------------------------------------------------------------------
Discount Rate (Top) and Terminal FFO Multiple(6) (Left)

               10.50%     11.00%       11.50%     12.00%      12.50%
               -----------------------------------------------------
    8.5x       $37.56     $36.36       $35.18     $34.03      $32.91
    9.0x       $39.33     $38.10       $36.89     $35.71      $34.55
    9.5x       $41.11     $39.84       $38.60     $37.38      $36.19
   10.0x       $42.89     $41.58       $40.30     $39.05      $37.83


TERMINAL VALUE
----------------------------------------------------------------
2005E FFO per share(5)                                     $5.46
Terminal FFO multiple (mid-point)(6)                        9.25x
Shares and units outstanding at 12/31/05                  31,491
                                                      -----------
Terminal Equity Value                                 $1,590,351
Add: Preferred equity                                     65,000
Add: Net debt at 12/31/05                                825,196
                                                      -----------
Terminal Value                                        $2,480,547

------
(1) Based on projections for the 10.0% FFO CAGR case supplied by Sequoia management.
(2) Includes $23.8mm for purchase of properties relating to a capital lease obligation, in 3Q2003.
(3) Discounted to 7/1/2001.
(4) Includes Sequoia's line of credit, unsecured notes and mortgage debt. Also includes capital leases and other liabilities and is net of cash on hand.
(5) Diluted FFO per share from Company's projections for the 10.0% FFO CAGR case.
(6) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.

LEHMAN BROTHERS

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Unlevered Discounted Cash Flow Analysis (4.4% Case)

Sequoia Value Range: o $29.50 to $34.00
(Amounts in Thousands except Per Share and Per Unit Data)

CASH FLOW PROJECTIONS(1)                                  2002                               2003
                                          ----------------------------------  ----------------------------------
                           Q3       Q4       Q1       Q2       Q3       Q4       Q1       Q2       Q3       Q4
                        ----------------  ----------------------------------  ----------------------------------
Net income to common    $23,158  $22,049  $16,759  $22,098  $23,320  $21,979  $19,090  $23,783  $25,035  $23,562
shareholders and
unitholders

Add back:
  Interest expense       11,305   11,305   13,335   13,355   13,355   13,355   13,355   13,355   13,355   13,355
  Depreciation and
    amortization         10,596   10,612   10,689   10,766   10,838   10,894   10,979   11,070   11,152   11,241

Capital expenditures:
  Property-level         (2,500)  (5,500)  (2,500)  (2,500)  (2,500)  (2,500)  (2,500)  (2,500)  (2,500)  (2,500)
  Non-property level     (1,000)    (500)  (1,000)  (1,000)  (1,000)  (1,000)  (1,000)  (1,000)  (1,000)  (1,000)

Investments:
  Acquisitions(2)             -        -  (10,000)  (5,000)  (5,000)  (5,000)  (8,000)  (8,000) (31,843)  (8,000)
  Development            (9,669)  (8,531)  (6,704)  (6,541)  (5,061)  (4,414)  (4,999)  (4,833)  (5,083)  (5,334)
  GECC Acquisition JV    (1,049)  (1,050)      (9)      (9)      (9)      (9)      (9)      (9)      (9)      (9)
  GECC Development JV      (757)    (582)    (761)    (980)    (904)    (822)    (511)    (715)    (217)     (90)

Dispositions             25,100        -    8,000    4,000    4,000    4,000    3,000    3,000    3,000    3,000

Repayment of Loans to
  Franchisees             3,295    2,609    9,398    6,877    5,793    1,459    7,437    3,476    2,471   30,746
                        ----------------  ----------------------------------  -----------------------------------
Unlevered Cash Flow     $58,479  $30,413  $37,207  $41,065  $42,834  $37,942  $36,843  $37,628  $14,362  $64,971

CASH FLOW PROJECTIONS(1)                2004                               2005
                        ----------------------------------  ------------------------------------
                           Q1       Q2       Q3       Q4       Q1       Q2       Q3       Q4
                        ----------------------------------  ------------------------------------\
Net income              $20,450  $25,638  $26,993  $25,600  $22,455  $27,519  $28,870  $27,372
to common
shareholders and
unitholders

Add back:
  Interest expense       13,355   13,355   13,355   13,355   13,355   13,355   13,355   13,355
  Depreciation and
    amortization         11,335   11,398   11,516   11,586   11,656   11,719   11,828   11,895

Capital expenditures:
  Property-level         (2,500)  (2,500)  (2,500)  (2,500)  (2,500)  (2,500)  (2,500)  (2,500)
  Non-property level     (1,000)  (1,000)  (1,000)  (1,000)  (1,000)  (1,000)  (1,000)  (1,000)

Investments:
  Acquisitions(2)        (3,000)  (3,000) (15,000)  (3,000)  (3,000)  (3,000) (13,000)  (3,000)
  Development            (5,001)  (5,001)  (5,001)  (5,001)  (5,001)  (5,001)  (5,001)  (5,001)
  GECC Acquisition JV        (9)      (9)      (9)      (9)      (9)      (9)      (9)      (9)
  GECC Development JV       (23)    (273)     (11)     (11)       9      (11)     (11)     (11)

Dispositions              3,000    3,000    3,000    3,000    3,000    3,000    3,000    3,000

Repayment of Loans to
  Franchisees             1,100        -        -    1,035    2,846        -        -        -
------------------------------------------------------------------------------------------------
Unlevered Cash Flow     $37,707  $41,609  $31,344  $43,055  $41,811  $44,073  $35,533  $44,102

DCF VALUATION
---------------------------------------------------------
Discount Rate (mid-point)                       11.50%
PV of Terminal Value(3)                     $1,368,238
PV of Cash Flows(3)                            557,485
                                           --------------
Combined PV                                 $1,925,723
  Less: Net debt at 7/1/01(4)                 (909,500)
  Less: Preferred equity at 7/1/01             (65,000)
                                           -------------
  Equity Value                                $951,224
Shares and units outstanding at 7/1/01          30,849
                                           -------------
Value Per Share                                 $30.83

SENSITIVITY ANALYSIS
----------------------------------------------------------
Discount Rate (Top) and Terminal FFO Multiple(6) (Left)

            10.50%    11.00%    11.50%    12.00%    12.50%
           -----------------------------------------------
   8.5x     $30.85    $29.78    $28.72    $27.69    $26.68
   9.0x     $32.32    $31.21    $30.13    $29.07    $28.04
   9.5x     $33.79    $32.65    $31.54    $30.45    $29.39
   10.0x    $35.26    $34.09    $32.95    $31.83    $30.74


TERMINAL VALUE
------------------------------------------------------------
2005E FFO per share(5)                                 $4.44
Terminal FFO multiple (mid-point)(6)                    9.25x
Shares and units outstanding at 12/31/05              32,007
                                                  -----------
Terminal Equity Value                             $1,313,067
Add: Preferred equity                                 65,000
Add: Net debt at 12/31/05                            854,984
                                                  -----------
Terminal Value                                    $2,233,051


------
(1) Based on projections for the 4.4% FFO CAGR case supplied by Sequoia management.
(2) Includes $23.8mm for purchase of properties relating to a capital lease obligation, in 3Q2003.
(3) Discounted to 7/1/2001.
(4) Includes Sequoia's line of credit, unsecured notes and mortgage debt.
    Also includes capital leases and other liabilities and is net of cash on hand.
(5) Diluted FFO per share from Company's projections for the 4.4% FFO CAGR case.
(6) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.

LEHMAN BROTHERS

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Unlevered Discounted Cash Flow Analysis (-2.4% Case)

Sequoia Value Range: o $22.00 to $26.00
(Amounts in Thousands except Per Share and Per Unit Data)

CASH FLOW PROJECTIONS(1)                                       2002                                     2003
                                              -------------------------------------  ---------------------------------------
                             Q3        Q4        Q1        Q2        Q3        Q4        Q1         Q2        Q3        Q4
                          -----------------   -------------------------------------  ---------------------------------------
Net income                $23,201   $22,141   $15,052   $20,261   $21,415   $20,081   $15,406    $19,856   $20,986   $19,570
to common
shareholders and
unitholders

Add back:
  Interest expense         11,305    11,305    13,410    13,430    13,430    13,430    13,430     13,430    13,430    13,430
  Depreciation and
    amortization           10,596    10,612    10,689    10,766    10,838    10,894    10,979     11,070    11,152    11,241

Capital expenditures:
  Property-level           (2,500)   (5,500)   (2,500)   (2,500)   (2,500)   (2,500)   (2,500)    (2,500)   (2,500)   (2,500)
  Non-property level       (1,000)     (500)   (1,000)   (1,000)   (1,000)   (1,000)   (1,000)    (1,000)   (1,000)   (1,000)

Investments:
  Acquisitions(2)               -         -   (10,000)   (5,000)   (5,000)   (5,000)   (8,000)    (8,000)  (31,843)   (8,000)
  Development              (9,669)   (8,531)   (6,704)   (6,541)   (5,061)   (4,414)   (4,999)    (4,833)   (5,083)   (5,334)
  GECC Acquisition JV      (1,049)   (1,050)       (9)       (9)       (9)       (9)       (9)        (9)       (9)       (9)
  GECC Development JV        (757)     (582)     (761)     (980)     (904)     (822)     (511)      (715)     (217)      (90)

Dispositions               25,100         -     8,000     4,000     4,000     4,000     3,000      3,000     3,000     3,000

Repayment of Loans to
  Franchisees               3,295     2,609     9,398     6,877     5,793     1,459     7,437      3,476     2,471    30,746
                          ------------------  -------------------------------------  ----------------------------------------
Unlevered Cash Flow       $58,522   $30,505   $35,574   $39,303   $41,003   $36,119   $33,234    $33,775   $10,388   $61,054

CASH FLOW PROJECTIONS(1)                    2004                                    2005
                          -------------------------------------  ---------------------------------------
                             Q1         Q2        Q3        Q4       Q1        Q2        Q3        Q4
                          -------------------------------------  ---------------------------------------
Net income to common
shareholders and
unitholders               $14,674   $19,510   $20,688   $19,386   $14,483   $19,077   $20,161   $18,794

Add back:
  Interest expense         13,430    13,430    13,430    13,430    13,430    13,430    13,430    13,430
  Depreciation and
    amortization           11,335    11,398    11,516    11,586    11,656    11,719    11,828    11,895

Capital expenditures:
  Property-level           (2,500)   (2,500)   (2,500)   (2,500)   (2,500)   (2,500)   (2,500)   (2,500)
  Non-property level       (1,000)   (1,000)   (1,000)   (1,000)   (1,000)   (1,000)   (1,000)   (1,000)

Investments:
  Acquisitions(2)          (3,000)   (3,000)  (15,000)   (3,000)   (3,000)   (3,000)  (13,000)   (3,000)
  Development              (5,001)   (5,001)   (5,001)   (5,001)   (5,001)   (5,001)   (5,001)   (5,001)
  GECC Acquisition JV          (9)       (9)       (9)       (9)       (9)       (9)       (9)       (9)
  GECC Development JV         (23)     (273)      (11)      (11)        9       (11)      (11)      (11)

Dispositions                3,000     3,000     3,000     3,000     3,000     3,000     3,000     3,000

Repayment of Loans to
  Franchisees               1,100         -         -     1,035     2,846         -         -         -
                          --------------------------------------  --------------------------------------
Unlevered Cash Flow       $32,006   $35,556   $25,114   $36,916   $33,914   $35,706   $26,898   $35,599


DCF VALUATION
-----------------------------------------------------
Discount Rate (mid-point)                     11.50%
PV of Terminal Value(3)                   $1,182,080
PV of Cash Flows(3)                          501,518
                                          ----------
Combined PV                               $1,683,598
  Less: Net debt at 7/1/01(4)               (906,143)
  Less: Preferred equity at 7/1/01           (65,000)
                                          ----------
  Equity Value                              $712,455
Shares and units outstanding at 7/1/01        30,849
                                          ----------
Value Per Share                               $23.09


SENSITIVITY ANALYSIS
-----------------------------------------------------------------
Discount Rate (Top) and Terminal FFO Multiple(6) (Left)

             10.50%     11.00%      11.50%     12.00%     12.50%
             ---------------------------------------------------
   8.5x      $23.33     $22.39      $21.48     $20.58     $19.71
   9.0x      $24.45     $23.49      $22.56     $21.64     $20.75
   9.5x      $25.57     $24.59      $23.63     $22.70     $21.78
   10.0x     $26.70     $25.69      $24.71     $23.76     $22.82


TERMINAL VALUE
-----------------------------------------------------------
2005E FFO per share(5)                               $3.39
Terminal FFO multiple (mid-point)(6)                  9.25x
Shares and units outstanding at 12/31/05            32,007
                                                ----------
Terminal Equity Value                           $1,004,963
Add: Preferred equity                               65,000
Add: Net debt at 12/31/05                          859,266
                                                ----------
Terminal Value                                  $1,929,229

------
(1) Based on projections for the -2.4% FFO CAGR case supplied by Sequoia management.
(2) Includes $23.8mm for purchase of properties relating to a capital lease obligation, in 3Q2003.
(3) Discounted to 7/1/2001.
(4) Includes Sequoia's line of credit, unsecured notes and mortgage debt. Also includes capital leases and other liabilities and is net of cash on hand.
(5) Diluted FFO per share from Company's projections for the -2.4% FFO CAGR case.
(6) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.

LEHMAN BROTHERS

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Levered Discounted Cash Flow Analysis - 5-Year Dividend Discount
Model (10.0% Case)

Sequoia Value Range: o $38.00 to $41.00

Methodology:         o Valuation as an independent public company, based on
                       Sequoia's projections from July 1, 2001 through
                       December 31, 2005
                     o Value range derived by discounting the projected dividend stream plus a terminal equity value in 2005 calculated using FFO multiples applied to projected FFO
                     o Equity discount rates range from 13% to 15%

(Amounts in Thousands except Per Share and Per Unit Data)

DIVIDENDS(1)         2001               2002                     2003                     2004                     2005
                  ----------   ----------------------   ----------------------   ----------------------   ---------------------
                   Q3    Q4     Q1    Q2    Q3    Q4     Q1    Q2    Q3    Q4     Q1    Q2    Q3    Q4     Q1    Q2    Q3    Q4
                 ----------   ----------------------   ----------------------   ----------------------   ---------------------
Dividend Paid
  Per Share and
  Unit           $0.71 $0.71  $0.71 $0.73 $0.73 $0.73  $0.73 $0.80 $0.80 $0.80  $0.80 $0.90 $0.90 $0.90  $0.90 $1.01 $1.01 $1.01

TERMINAL VALUE
---------------------------------------------------
2005E FFO per share(1)                       $5.46
Terminal FFO multiple (mid-point)(2)          9.25x
                                            ------
Terminal Equity Value Per Share             $50.51


DCF VALUATION
-------------------------------------------------
Discount Rate (mid-point)                   14.00%
                                            ------
Value Per Share(3)                          $38.68


SENSITIVITY ANALYSIS
--------------------------------------------------------------------------
Discount Rate (Top) and Terminal FFO Multiple(2) (Left)

                13.00%       13.50%       14.00%       14.50%      15.00%
               -----------------------------------------------------------
    8.5x        $37.69       $37.04       $36.41       $35.79      $35.18
    9.0x        $39.26       $38.58       $37.92       $37.27      $36.64
    9.5x        $40.84       $40.13       $39.43       $38.76      $38.09
   10.0x        $42.41       $41.67       $40.95       $40.24      $39.55

------
(1) Based on projections for the 10.0% FFO CAGR case supplied by management.
(2) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.
(3) Quarterly dividends paid and terminal equity value are discounted to 7/1/2001.

LEHMAN BROTHERS

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Levered Discounted Cash Flow Analysis - 5-Year Dividend Discount
Model (4.4% Case)

Sequoia Value Range: o $32.00 to $34.00

Methodology:         o Valuation as an independent public company, based on
                       Sequoia's projections from July 1, 2001 through
                       December 31, 2005
                     o Value range derived by discounting the projected dividend stream plus a terminal equity value in 2005 calculated using FFO multiples applied to projected FFO
                     o Equity discount rates range from 13% to 15%

(Amounts in Thousands except Per Share and Per Unit Data)

DIVIDENDS(1)     2001                2002                      2003                      2004                      2005
               Q3    Q4      Q1    Q2    Q3    Q4      Q1    Q2    Q3    Q4      Q1    Q2    Q3    Q4      Q1    Q2    Q3     Q4
              ----------   -----------------------   -----------------------   -----------------------   ------------------------
Dividend Paid
 Per Share
 and Unit    $0.71 $0.71  $0.71 $0.73 $0.73 $0.73    $0.73 $0.75 $0.75 $0.75   $0.75 $0.77 $0.77 $0.77   $0.77 $0.80 $0.80 $0.80

TERMINAL VALUE
---------------------------------------------------------
2005E FFO per share(1)                              $4.44
Terminal FFO multiple (mid-point)(2)                 9.25x
                                                   ------
Terminal Equity Value Per Share                    $41.07

DCF VALUATION
----------------------------------------------------------
Discount Rate (mid-point)                          14.00%
                                                   ------
Value Per Share(3)                                 $32.62


SENSITIVITY ANALYSIS
-------------------------------------------------------------------
Discount Rate (Top) and Terminal FFO Multiple(2) (Left)

              13.00%     13.50%      14.00%     14.50%      15.00%
              ----------------------------------------------------
   8.5x       $31.83     $31.30      $30.78     $30.26      $29.76
   9.0x       $33.12     $32.55      $32.01     $31.47      $30.95
   9.5x       $34.40     $33.81      $33.24     $32.68      $32.13
   10.0x      $35.68     $35.07      $34.47     $33.89      $33.31

------
(1) Based on projections for the 4.4% FFO CAGR case supplied by management.
(2) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.
(3) Quarterly dividends paid and terminal equity value are discounted to 7/1/2001.

LEHMAN BROTHERS

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Levered Discounted Cash Flow Analysis - 5-Year Dividend Discount
Model (-2.4% Case)

Sequoia Value Range: o $25.50 to $27.00

Methodology:         o Valuation as an independent public company, based on
                       Sequoia's projections from July 1, 2001 through
                       December 31, 2005
                     o Value range derived by discounting the projected dividend stream plus a terminal equity value in 2005 calculated using FFO multiples applied to projected FFO
                     o Equity discount rates range from 13% to 15%

--------------------------------------------------------------------------------

DIVIDENDS(1)                                2001                       2002                             2003
                                         --------------   ----------------------------     -----------------------------
                                          Q3      Q4        Q1      Q2      Q3      Q4       Q1      Q2      Q3      Q4

Dividend Paid Per Share and Unit         $0.59   $0.59    $0.59   $0.73  $0.73   $0.73     $0.73   $0.66   $0.66   $0.66

DIVIDENDS(1)                                         2004                                2005
                                         -----------------------------      ------------------------------
                                          Q1      Q2      Q3      Q4         Q1       Q2      Q3      Q4

Dividend Paid Per Share and Unit         $0.66   $0.59   $0.59   $0.59      $0.59    $0.53   $0.53   $0.53



TERMINAL VALUE                                      DCF VALUATION

2005E FFO per share(1)                 $3.39         Discount Rate (mid-point)    14.00%
Terminal FFO multiple (mid-point)(2)   9.25x         Value Per Share(3)           $25.74
Terminal Equity Value Per Share       $31.36


SENSITIVITY ANALYSIS

 Discount Rate (Top) and Terminal FFO Multiple(2) (Left)

          13.00%  13.50%   14.00%    14.50%    15.00%
   8.5x   $25.14  $24.73   $24.33    $23.93    $23.55
   9.0x   $26.12  $25.69   $25.27    $24.85    $24.45
   9.5x   $27.10  $26.65   $26.21    $25.77    $25.35
  10.0x   $28.08  $27.61   $27.15    $26.70    $26.26

------
(1) Based on projections for the -2.4% FFO CAGR case supplied by management.
(2) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.
(3) Quarterly dividends paid and terminal equity value are discounted to 7/1/2001.

LEHMAN BROTHERS

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Levered Discounted Cash Flow Analysis - 10-Year Dividend Discount
Model (10.0% Case)

Sequoia Value Range: o $41.00 to $47.00

Methodology:         o Valuation as an independent public company, based on
                       projections from July 1, 2001 through December 31, 2010
                       - Detailed projections through 2005 provided by
                         Sequoia management
                       - Projections from 2006 to 2010 based on guidance from
                         Sequoia management using the following general assumptions
                         o FFO per share grows 9.5% per year from internal
                           sources, without the need for public equity issuance
                         o Dividends per share grow 9.5% per year, tracking the
                           growth in FFO per share
                     o Value range derived by discounting the projected
                       dividend stream plus a terminal equity value in 2010 calculated using FFO multiples applied to projected FFO


                        2001      2002     2003     2004     2005      2006     2007     2008     2009     2010
                     -------------------------------------------------------------------------------------------
FFO Per Share          $3.73     $4.08    $4.48    $4.97    $5.46     $5.98    $6.55    $7.17    $7.85    $8.60
Dividend Paid
Per Share and Unit     $2.82     $2.90    $3.13    $3.50    $3.93     $4.33    $4.74    $5.19    $5.68    $6.22

TERMINAL VALUE                                            SENSITIVITY ANALYSIS
---------------------------------------------------       --------------------------------------------------------------------------
2010E FFO per share                          $8.60        Discount Rate (Top) and Terminal FFO Multiple(1) (Left)
Terminal FFO multiple (mid-point)(1)         9.25x
                                      -------------                      13.00%      13.50%      14.00%      14.50%       15.00%
Terminal Equity Value Per Share             $79.51           8.5x        $44.23      $42.82      $41.46      $40.16       $38.92
                                                             9.0x        $45.57      $44.11      $42.70      $41.35       $40.06
DCF VALUATION                                                9.5x        $46.92      $45.40      $43.94      $42.54       $41.19
---------------------------------------------------          10.0x       $48.27      $46.69      $45.18      $43.73       $42.33
Discount Rate (mid-point)                   14.00%

Value Per Share(2)                          $43.32
                                      -------------


                                                          Sensitivity to Annual FFO Per Share and Dividend Growth, 2006-2010
                                                          (Assumes mid-point terminal FFO multiple and mid-point discount rate)
                                                             5.0%         6.0%        7.0%        8.0%        9.0%        10.0%
                                                          --------------------------------------------------------------------------
                                                            $37.97       $39.09      $40.25      $41.44      $42.68       $43.97


------
(1) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.
(2) Quarterly dividends paid and terminal equity value are discounted to 7/1/2001.

LEHMAN BROTHERS

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Levered Discounted Cash Flow Analysis - 10-Year Dividend Discount
Model (4.4% Case)

Sequoia Value Range: o $30.00 to $34.00

Methodology:         o Valuation as an independent public company, based on
                       projections from July 1, 2001 through December 31, 2010
                       - Detailed projections through 2005 provided by
                         Sequoia management
                       - Projections from 2006 to 2010 based on the following
                         general assumptions
                         o FFO per share grows 4.4% per year
                         o Dividends per share grow 4.4% per year, tracking the
                           growth in FFO per share
                     o Value range derived by discounting the projected dividend stream plus a terminal equity value in 2010 calculated using FFO multiples applied to projected FFO

                         2001         2002       2003       2004       2005        2006       2007       2008       2009      2010
                       -------------------------------------------------------------------------------------------------------------
FFO Per Share            $3.73       $3.78      $3.99      $4.21      $4.44       $4.64      $4.84      $5.05      $5.27     $5.51
Dividend Paid
Per Share and Unit       $2.82       $2.90      $2.98      $3.06      $3.17       $3.31      $3.45      $3.60      $3.76     $3.93




TERMINAL VALUE                                            SENSITIVITY ANALYSIS
---------------------------------------------------       --------------------------------------------------------------------------
2010E FFO per share                          $8.60        Discount Rate (Top) and Terminal FFO Multiple(1) (Left)
Terminal FFO multiple (mid-point)(1)         9.25x                       13.00%      13.50%      14.00%      14.50%       15.00%
                                      -------------
Terminal Equity Value Per Share             $50.94           8.5x        $32.01      $31.06      $30.15      $29.27       $28.43
                                                             9.0x        $32.87      $31.89      $30.94      $30.03       $29.16
DCF VALUATION                                                9.5x        $33.74      $32.71      $31.73      $30.79       $29.89
---------------------------------------------------          10.0x       $34.60      $33.54      $32.53      $31.55       $30.62
Discount Rate (mid-point)                   14.00%

                                      -------------
Value Per Share(2)                          $31.34
                                      -------------


                                                          Sensitivity to Annual FFO Per Share and Dividend Growth, 2006-2010
                                                          (Assumes mid-point terminal FFO multiple and mid-point discount rate)
                                                             5.0%         6.0%        7.0%        8.0%        9.0%        10.0%
                                                          --------------------------------------------------------------------------
                                                            $31.87       $32.77      $33.71      $34.67      $35.68       $36.72


------
(1) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.
(2) Quarterly dividends paid and terminal equity value are discounted to 7/1/2001.

LEHMAN BROTHERS

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Levered Discounted Cash Flow Analysis - 10-Year Dividend Discount
Model (-2.4% Case)

Sequoia Value Range: o $19.50 to $21.50

Methodology:         o Valuation as an independent public company, based on
                       projections from July 1, 2001 through December 31, 2010
                       - Detailed projections through 2005 provided by Sequoia
                         management
                       - Projections from 2006 to 2010 based on the following
                         general assumptions
                         o FFO per share grows -2.4% per year
                         o Dividends per share grow -2.4% per year, tracking the
                           growth in FFO per share
                     o Value range derived by discounting the projected
                       dividend stream plus a terminal equity value in 2010 calculated using FFO multiples applied to projected FFO


                         2001         2002       2003       2004       2005        2006       2007       2008       2009      2010
                       -------------------------------------------------------------------------------------------------------------
FFO Per Share            $3.74       $3.55      $3.49      $3.45      $3.39       $3.31      $3.23      $3.15      $3.08     $3.00
Dividend Paid
Per Share and Unit       $2.82       $2.78      $2.71      $2.43      $2.18       $2.08      $2.03      $1.98      $1.94     $1.89


TERMINAL VALUE                                            SENSITIVITY ANALYSIS
---------------------------------------------------       --------------------------------------------------------------------------
2010E FFO per share                          $8.60        Discount Rate (Top) and Terminal FFO Multiple(1) (Left)
                                                          --------------------------------------------------------------------------
Terminal FFO multiple (mid-point)(1)         9.25x                           13.00%      13.50%      14.00%      14.50%       15.00%
                                      -------------              8.5x        $20.59      $20.04      $19.52      $19.01       $18.53
                                                                 9.0x        $21.06      $20.50      $19.95      $19.43       $18.92
Terminal Equity Value Per Share             $27.77               9.5x        $21.53      $20.95      $20.38      $19.84       $19.32

DCF VALUATION                                                    10.0x       $22.00      $21.40      $20.82      $20.26       $19.72
---------------------------------------------------
Discount Rate (mid-point)                   14.00%
Value Per Share(2)                          $20.17



                                                                 Sensitivity to Annual FFO Per Share and Dividend Growth, 2006-2010
                                                               (Assumes mid-point terminal FFO multiple and mid-point discount rate)
                                                                 5.0%         6.0%        7.0%        8.0%        9.0%        10.0%
                                                               ---------------------------------------------------------------------
                                                                $24.46       $25.13      $25.83      $26.55      $27.30       $28.07

------
(1) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.
(2) Quarterly dividends paid and terminal equity value are discounted to 7/1/2001.

LEHMAN BROTHERS

Management's Business Plan - Comparable Transactions Analysis
--------------------------------------------------------------------------------

                       Comparable Transactions Analysis(1)



     Date                                                                                   Property                     Transaction
   Announced                   Target                            Acquiror                    Sector           Status      Value (mm)
------------------------------------------------------------------------------------------------------------------------------------
     5/4/01     Charles E Smith Residential          Archstone Communities Trust             Multifamily      Pending     $    3,215
    2/23/01     Spieker Properties Inc               Equity Office Properties Trust          Office           Pending          7,021
    11/2/00     American Industrial Properties       Developers Diversified Realty           Diversified      Pending            156
    9/28/00     First Washington Realty Trust        US Retail Partners LLC                  Retail           Completed          470
    9/26/00     Urban Shopping Centers Inc           Rodamco North America NV                Mall             Completed        3,358
    8/22/00     Western Properties Trust             Pan Pacific Retail Properties           Retail           Completed          420
    7/17/00     Grove Property Trust                 Equity Residential Pptys Trust          Multifamily      Completed          391
    6/16/00     Pacific Gateway Properties           Mission Orchard Statutory               Multifamily      Completed            5
    5/15/00     Bradley Real Estate Inc              Heritage Property Invest Trust          Retail           Completed        1,125
    2/11/00     Cornerstone Properties Inc           Equity Office Properties Trust          Office           Completed        4,550
    9/24/99     Walden Residential Properties Inc    Olympus Real Estate Corp. (Hicks Muse)  Multifamily      Completed        1,572
     7/1/99     Lexford Residential Property Trust   Equity Residential Pptys Trust          Multifamily      Completed          731
    4/14/99     Berkshire Realty Company, Inc        Berkshire Realty Holdings (Aptco LLC)   Multifamily      Completed        1,123
     3/1/99     Weeks Corporation                    Duke Realty Investments                 Diversified      Completed        1,675
    12/1/98     Irvine Apartment Communities         The Irvine Company                      Multifamily      Completed          569
   11/17/98     Meridian Industrial Trust            ProLogis Trust                          Industrial       Completed        1,457
     8/4/98     Storage Trust Realty                 Public Storage Inc                      Self-Storage     Completed          518
     7/9/98     Tower Realty Trust                   Metropolitan Partners                   Office           Completed          690
                                                     (owned by Reckson)
     7/8/98     Merry Land & Investment Co Inc       Equity Residential Pptys Trust          Multifamily      Completed        1,986



                                                                       Premium over    Premium over    Multiple to     Multiple
     Date                                            Consideration       Previous      20-Days Prior     Forward        to Last
   Announced                   Target                  for Equity        Close(2)       Share Price    Year FFO(3)    4Q's FFO(4)
-----------------------------------------------------------------------------------------------------------------------------------
    5/4/01      Charles E Smith Residential         All Stock              9.2%            8.4%          12.5x          13.3x
   2/23/01      Spieker Properties Inc              23% Cash              12.3%           14.3%          11.5x          13.7x
   11/2/00      American Industrial Properties      All Cash               9.9%            5.7%           N/A            9.2x
   9/28/00      First Washington Realty Trust       All Cash              25.9%           24.0%           9.5x          10.5x
   9/26/00      Urban Shopping Centers Inc          All Cash              39.4%           38.9%          11.7x          13.2x
   8/22/00      Western Properties Trust            All Stock              N/A             4.1%           8.1x           9.0x
   7/17/00      Grove Property Trust                All Cash               4.2%           14.3%           9.7x          11.7x
   6/16/00      Pacific Gateway Properties          All Cash              19.5%           21.0%            N/A           8.3x
   5/15/00      Bradley Real Estate Inc             All Cash              18.9%           27.5%           9.1x           9.4x
   2/11/00      Cornerstone Properties Inc          Choice                21.0%           16.1%          10.7x          11.3x
   9/24/99      Walden Residential Properties Inc   All Cash              24.0%           24.0%           8.6x           9.2x
    7/1/99      Lexford Residential Property Trust  All Stock              N/A             10.5%          4.7x           5.8x
   4/14/99      Berkshire Realty Company, Inc       All Cash               8.9%            7.7%           9.8x          10.5x
    3/1/99      Weeks Corporation                   All Stock             11.5%           10.5%          10.1x          11.3x
   12/1/98      Irvine Apartment Communities        All Cash              26.8%           29.8%          12.9x          15.5x
   1/17/98      Meridian Industrial Trust           All Stock              N/A             9.0%          11.2x          13.2x
    8/4/98      Storage Trust Realty                All Stock              N/A             1.0%            N/A          11.3x
    7/9/98      Tower Realty Trust                  25% Cash               0.3%            3.1%            N/A          11.7x
    7/8/98      Merry Land & Investment Co Inc      All Stock             16.3%           17.6%            N/A          11.8x


                                   ------------------------------------------------------------------------------------------------
                                   Mean                                    16.5%           15.1%          10.0x          11.1x
                                   Median                                  16.3%           14.3%          10.0x          11.3x
                                   High                                    39.4%           38.9%          12.9x          15.5x
                                   Low                                      0.3%            1.0%           4.7x           5.8x
                                   ------------------------------------------------------------------------------------------------

------
(1) Includes closed and pending transactions for the past three years. Excludes non-comparable transactions, including those in the mortgage, lodging, gaming, healthcare, extended stay, and prison sectors. Excludes minority or partial tender offers and mergers of equals.
(2) For Premium Over Previous Close, "N/A" denotes transactions excluded due to abnormally high trading volume and accompanying price increases prior to the merger's announcement.
(3) Multiple to Forward Year FFO divides the offer price per share by the forward full-year FFO estimate provided by various investment banks in research reports issued before the transaction's announcement. For transactions announced after July of the respective year, the subsequent year's FFO estimate is used. "N/A" denotes transactions excluded due to unavailability of FFO estimates prior to transaction's announcement.
(4) Multiple to Last 4Q's FFO divides the offer price per share by actual FFO per share for the four quarters prior to the merger announcement.

    Sources: Thomson Financial, Bloomberg, equity research reports, and various national publications.

LEHMAN BROTHERS

Strategic Alternatives - Public-to-Public Mergers
--------------------------------------------------------------------------------
Significant Modeling Assumptions for Public-to-Public Mergers

--------------------------------------------------------------------------------
                              Modeling Assumptions


                           Current      20-Day
                          Price(1)   Average Price    NAV     2001 FFO    2002 FFO    2001 AFFO     2002 AFFO
                          --------------------------------------------------------------------------------------
Sequoia                    $35.38       $35.87       $36.50
  10.0% Case                                                    $3.73       $4.08       $3.48         $3.83
  4.4% Case                                                     $3.73       $3.78       $3.48         $3.53
  -2.4% Case                                                    $3.74       $3.55       $3.49         $3.30

PSA                        $29.35       $29.66       $27.75     $2.85       $3.08       $2.71         $2.92
SHU                        $29.40       $29.51       $32.50     $2.96       $3.27       $2.72         $3.02
SSS                        $25.68       $26.73       $26.75     $3.00       $3.19       $2.77         $2.95

Cactus(2)                  $21.48       $21.36       $26.25     $2.62       $2.91       $2.29         $2.56


--------------------------------------------------------------------------------
o FFO and AFFO estimates per Green Street Advisors for PSA, SHU and SSS; management's estimates used for Sequoia
  -- Green Street FFO estimates for Sequoia $0.02 and $0.04 higher for 2001 and
     2002, respectively, than Street consensus estimates
  -- Green Street FFO estimates for Sequoia $0.03 higher for both 2001 and 2002 than Sequoia management projections provided to Lehman Brothers
     (10.0% Case)
o NAV estimates per Green Street Advisors
  -- Green Street estimate of Sequoia NAV is $36.50, $0.47 higher than Street consensus estimates, but well below Sequoia management's estimate of $41.44
o 2002 pro forma FFO and AFFO accretion/dilution numbers assume the transactions close on January 1, 2002

------
(1) As of July 12, 2001.
(2) EBDADT and AEBDADT estimates for Cactus.

LEHMAN BROTHERS

Strategic Alternatives - Public-to-Public Mergers
--------------------------------------------------------------------------------
Significant Modeling Assumptions for Public-to-Public Mergers (continued)

o Pro forma NAV calculated below(1):
    Target NAV
  + Acquiror NAV
  - Cash portion of acquisition price financed through additional debt
  - Cash portion of transaction expenses financed through additional debt
o Exchange ratios are calculated using the acquiror's trailing 20-day average stock price and a range of acquisition prices for the target
o The target's deferred financing costs are written off
o The target's in the money options are exercised
o Other modeling assumptions vary depending on the proposed transaction and are described in the appropriate sections herein


------
(1) NAV per share calculated using pro forma shares and units (including equity issued for target options).

Strategic Alternatives - Acquisition of Shurgard
--------------------------------------------------------------------------------
Methodology:         o Value range derived by applying Sequoia's current 2002
                       AFFO multiple of 9.2x to the range of pro forma 2002
                       AFFO per share

Rationale:           o Significantly increases Sequoia's total market
                       capitalization to $3.7 billion from $2.0 billion
                     o Combined company would have highest quality assets in
                       REIT sector
                     o Should have significant effect in reducing cost of
                       capital, both debt and equity
                     o Likely favorable rating agency treatment due to SHU's
                       BBB/Baa2 ratings
                     o Improves trading liquidity
                     o Potential to dilute Cactus's ownership position

Considerations:      o Balance sheet limitations constrain the amount of cash
                       Sequoia can offer
                     o Dilutive to AFFO
                     o Dilutive to NAV
                       - 85% of consideration in Sequoia stock, issued at a 1.7%
                         discount to NAV
                     o Increased balance sheet and earnings complexity due to
                       SHU's development JVs

Structure:           o Acquire 100% of SHU's common stock for 85% stock,
                       15% cash
                       - Cash helps mitigate Sequoia NAV dilution; amount of
                         cash limited by balance sheet considerations
                     o Pro forma leverage(1) decreases, though increases when
                       preferreds are included
                       - Debt to total market capitalization decreases to
                         40.3% from 42.8%
                       - Debt plus preferred to total market capitalization
                         increases to 47.1% from 46.0%


------
(1) For the purpose of calculating leverage, Sequoia's stock price is assumed to remain constant.

Strategic Alternatives - Acquisition of Sovran
--------------------------------------------------------------------------------
Methodology:         o Value range derived by applying Sequoia's current 2002
                       AFFO multiple of 9.2x to the range of pro forma 2002
                       AFFO per share

Rationale:           o Potential for significant accretion to FFO and AFFO in
                       2001 and 2002
                     o Increases Sequoia's total market capitalization to
                       $2.7 billion from $2.0 billion
                     o Potential to dilute Cactus's ownership position

Considerations:      o Inconsistent quality of SSS's assets
                     o Ability to integrate Uncle Bob's brand into Sequoia's
                       brand strategy
                     o Potential negative impact on AFFO and FFO growth rates
                     o Potential reduction in same-store NOI growth if SSS's
                       historically slower NOI growth rates persist
                     o Balance sheet limitations constrain the amount of cash
                       Sequoia can offer
                     o Dilutive to Sequoia's NAV

Structure:           o Acquire 100% of SSS's common stock (including OP units)
                       for 85% stock, 15% cash
                     o Pro forma leverage increases slightly
                       - Debt to total market capitalization increases to 44.4%
                         from 42.8%
                       - Debt plus preferred to total market capitalization
                         increases to 48.0% from 46.0%

Strategic Alternatives - Sale to Public Storage
--------------------------------------------------------------------------------
Methodology:         o Upper limit of price range based on the assumption that
                       the transaction must be at least minimally accretive to PSA's AFFO

Rationale:           o PSA consolidates its position as sector leader and
                       improves the quality of its portfolio
                     o PSA becomes the 9th largest REIT, up from its current
                       ranking of 14th
                     o Significantly increases PSA's market presence in several major markets including New York City, Washington D.C., Los Angeles, Philadelphia and Miami
                     o Accretive to 2002 FFO and AFFO

Considerations:      o Nature of Strategic Alliance Agreement may impact price
                       PSA is willing to pay
                     o Increased leverage levels inconsistent with PSA's
                       historical balance sheet management

Structure:           o 100% stock transaction
                     o PSA may be able to complete an all cash transaction and
                       stay within its leverage policies

Strategic Alternatives - Sale to Shurgard
--------------------------------------------------------------------------------


Methodology:         o Assumes the transaction must be accretive to SHU's AFFO
                     o Although the transaction would be AFFO accretive to SHU
                       at acquisition prices above $38.00, the NAV dilution may become too great above this price to justify the transaction

Rationale:           o Significantly increases SHU's total market capitalization to $3.6 billion from $1.5 billion
                     o Combined company would have highest quality assets in
                       REIT sector
                     o Should have significant effect in reducing cost of
                       capital, both debt and equity
                     o Likely favorable rating agency treatment due to SHU's
                       BBB/Baa2 ratings
                     o Improves trading liquidity
                     o Accretive to 2002 FFO and AFFO

Considerations:      o Nature of Strategic Alliance Agreement may impact price
                       SHU is willing to pay
                     o Balance sheet limitations constrain the amount of cash
                       SHU can offer
                     o Highly dilutive to SHU's NAV
                       - 85% of consideration in SHU stock, issued at a 9.2%
                         discount to NAV

Structure:           o Acquire 100% of Sequoia's common stock (including OP
                       units) for 85% stock, 15% cash
                       - Cash helps mitigate SHU NAV dilution; amount of cash
                         limited by balance sheet considerations
                     o Pro forma leverage increases
                       - Debt to total market capitalization increases to 41.8%
                         from 29.3%
                       - Debt plus preferred to total market capitalization
                         increases to 48.8% from 41.6%

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------
Methodology:         o Value range derived by assuming the transaction can be
                       minimally dilutive to Cactus due to the strategic importance of the transaction to Cactus
                       - Pro forma Cactus accretion uses two hypothetical
                         financing scenarios
                         o Scenario I: 50% debt and 50% Cactus equity issuance
                         o Scenario II: Proceeds from sale of Archstone position
                           used to purchase Sequoia common stock (including OP units)not owned by Cactus
                     o Value range considers Cactus's cost basis to date in
                       Sequoia and Cactus's pro forma cost basis relative to Sequoia NAV

Rationale:           o Cactus completes a major transaction consistent with its stated strategy
                     o Concerns over AEBDADT and NAV dilution may be mitigated
                       by the strategic importance to Cactus of the transaction

Considerations:      o Significant AEBDADT and NAV dilution - stock buybacks may be a better use of Cactus capital

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------
Scenario I           o Acquire 100% of Sequoia common stock (including OP units)
(50% cash and          not owned by Cactus for 50% stock, 50% cash
50% stock)           o Assumes Sequoia's borrowing costs remain constant after
                       being acquired by Cactus, with continued access to the unsecured debt and preferred stock markets
                     o Pro forma Cactus debt to total market capitalization(1)
                       increases to 39.8% from 31.5%

Scenario II          o Acquire 100% of Sequoia common stock (including OP units)
(Sale of Archstone     not owned by Cactus using proceeds from the sale of its
position)              Archstone position
                     o Assumes Sequoia's borrowing costs remain constant after
                       being acquired by Cactus, with continued access to the unsecured debt and preferred stock markets
                     o Pro forma Cactus debt to total market capitalization
                       increases to 39.4% from 31.5%


------

(1) NAV dilution to Cactus represents the dilution from acquiring the remaining stake in Sequoia and not the dilution from selling its stake in Archstone.

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------
Significant Modeling Assumptions

General              o Synergies of $2 million per year
Assumptions:         o No prepayment penalties or assumption costs on Sequoia's debt or preferred equity
                     o $30 million in transaction fees and expenses incurred
                       during the acquisition of remaining Sequoia shares and units

Scenario I           o Interest rate of 7.77% on new debt incurred through the
(50% cash and          acquisition (280 bps spread over the 7-year Treasury
50% stock)             rate)


Scenario II          o $700 million net proceeds from sale of Archstone common
(Sale of Archstone     stock owned by Cactus
 position)             - 31.7 million shares sold at a price of $22.08 per
                         share, net of $30.3 million of transaction fees and expenses(1)(2)
                       - Transaction closed in February 2001
                     o At the time of the sale, Archstone's 2002 AFFO yield to
                       Cactus was 10.3% (2002 AFFO divided by Cactus's net sale price of $22.08 per share)

------
(1) Transaction information was obtained from Archstone's Form 8-K dated
    2/16/01.
(2) Cactus's Form 10-Q dated 3/31/01 reports that the Company paid $57.3 million of income taxes related to the sale of its Archstone position. Because the tax implications of all of Cactus's restructuring initiatives, taken as a whole, are not known, this expense is excluded from the analysis.